UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED

MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number	811-23262

Nuveen Emerging Markets Debt 2022 Target Term Fund

(Exact name of registrant as specified in charter)

Nuveen Investments

333 West Wacker Drive, Chicago, IL 60606

(Address of principal executive offices)  (Zip code)

Mark L. Winget

Nuveen Investments

333 West Wacker Drive, Chicago, IL 60606

(Name and address of agent for service)

Registrant’s telephone number, including area code:   (312) 917-7700

Date of fiscal year end:   December 31

Date of reporting period:   June 30, 2021

Form N-CSR is to be used by management investment companies to file reports with the Commission not later than 10 days after the transmission to stockholders of any report that is required to be transmitted to stockholders under Rule 30e-1 under the Investment Company Act of 1940 (17 CFR 270.30e-1). The Commission may use the information provided on Form N-CSR in its regulatory, disclosure review, inspection, and policy making roles.

A registrant is required to disclose the information specified by Form N-CSR, and the Commission will make this information public. A registrant is not required to respond to the collection of information contained in Form N-CSR unless the Form displays a currently valid Office of Management and Budget (“OMB”) control number. Please direct comments concerning the accuracy of the information collection burden estimate and any suggestions for reducing the burden to Secretary, Securities and Exchange Commission, 450 Fifth Street, NW, Washington, DC 20549-0609. The OMB has reviewed this collection of information under the clearance requirements of 44 U.S.C. ss.3507.

ITEM 1. REPORTS TO STOCKHOLDERS.

Closed-End Funds

30 June

2021

Nuveen Closed-End Funds

JHB	Nuveen Corporate Income November 2021 Target Term Fund
JHAA	Nuveen Corporate Income 2023 Target Term Fund
JEMD	Nuveen Emerging Markets Debt 2022 Target Term Fund

As permitted by regulations adopted by the Securities and Exchange Commission, paper copies of the Funds’ annual and semi-annual shareholder reports will not be sent to you by mail unless you specifically request paper copies of the reports. Instead, the reports will be made available on the Funds’ website (www.nuveen.com), and you will be notified by mail each time a report is posted and provided with a website link to access the report.

You may elect to receive shareholder reports and other communications from the Funds electronically at any time by contacting the financial intermediary (such as a broker-dealer or bank) through which you hold your Fund shares or, if you are a direct investor, by enrolling at www.nuveen.com/e-reports.

You may elect to receive all future shareholder reports in paper free of charge at any time by contacting your financial intermediary or, if you are a direct investor, by calling 800-257-8787 and selecting option #2 or (ii) by logging into your Investor Center account at www.computershare.com/investor and clicking on “Communication Preferences”. Your election to receive reports in paper will apply to all funds held in your account with your financial intermediary or, if you are a direct investor, to all your directly held Nuveen Funds and any other directly held funds within the same group of related investment companies.

Semiannual Report

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NOT FDIC INSURED  MAY LOSE VALUE  NO BANK GUARANTEE

Chair’s Letter to Shareholders

Dear Shareholders,

More than a year has passed since the World Health Organization declared COVID-19 a global pandemic in March 2020, resulting in a year marked by a global economic downturn, financial market turbulence and some immeasurable losses of life. Although the health crisis persists, with the widespread distribution of vaccines in the U.S. and extraordinary economic interventions by governments and central banks around the world, we collectively look forward to what our “new normal” might be.

Global economic activity has continued to rebound, driving both gross domestic product growth and inflation higher, especially in the U.S. Vaccinations have enabled a further reopening of economies while governments and central banks have taken extraordinary measures to support the recoveries. To extend relief programs enacted earlier in the crisis, the U.S. government passed $900 billion in aid to individuals and businesses in late December 2020. Another $1.9 trillion relief package was signed into law in March 2021, providing extended unemployment benefits, direct payments to individuals and families, assistance to state and local municipalities, grants to education and public health, and other support. Currently, Congress is working on an infrastructure spending plan, although its final shape and whether it passes remains to be seen. The U.S. Federal Reserve (Fed) and other central banks around the world have upgraded their economic forecasts but remain committed to sustaining the recovery by maintaining accommodative monetary conditions. However, as economies have reopened, the surge in consumer demand has outpaced supply chain capacity, resulting in a jump in inflation indicators in recent months. Whether inflation persists is a subject of debate by economists and some market observers, while the Fed and other central banks believe it to be more transitory.

While the markets’ longer-term outlook has brightened, we expect intermittent bouts of volatility to continue. Markets are closely monitoring central bank signals, particularly if inflation remains elevated, as a sooner-than-expected shift to monetary tightening could slow the economic recovery. Additionally, COVID-19 cases are rising again, as more virulent strains such as the delta variant have spread, both case counts and hospitalizations are rising, and vaccination rollouts have been uneven around the country and around the world. The recovery hinges on controlling the virus, and estimates vary considerably on when economic activity might be fully restored and what level of public inoculation would be sufficient to contain the spread of the virus, particularly in light of new variants. On the political front, the Biden administration’s full policy agenda and the potential for Congressional gridlock remain to be seen, either of which could cause investment outlooks to shift. Short-term market fluctuations can provide your Fund opportunities to invest in new ideas as well as upgrade existing positioning while providing long-term value for shareholders. For more than 120 years, the careful consideration of risk and reward has guided Nuveen’s focus on delivering long-term results to our shareholders.

If you have concerns about what’s coming next, it may be an opportune time to assess your portfolio. We encourage you to review your time horizon, risk tolerance and investment goals with your financial professional.

On behalf of the other members of the Nuveen Fund Board, we look forward to continuing to earn your trust in the months and years ahead.

Sincerely,

Terence J. Toth

Chair of the Board

August 23, 2021

Important Semiannual Shareholder Report Notice

For Shareholders of

Nuveen Corporate Income November 2021 Target Term Fund (JHB)

Nuveen Corporate Income 2023 Target Term Fund (JHAA)

Nuveen Emerging Markets Debt 2022 Target Term Fund (JEMD)

Semiannual Shareholder Report for the period ending June 30, 2021

Beginning with this semiannual shareholder report, the Funds will only include portfolio manager commentaries in their annual shareholder reports. For the Funds’ most recent annual portfolio manager discussion, please refer to the Portfolio Managers’ Comments section of each Fund’s December 31, 2020 annual shareholder report.

For current information on your Fund’s investment objectives, portfolio management team and average annual total returns please refer to the Fund’s website at www.nuveen.com.

For changes that occurred to your Fund both during and subsequent to this reporting period, please refer to the Notes to Financial Statements section of this report.

For average annual total returns as of the end of this reporting period, please refer to the Performance Overview and Holding Summaries section within this report.

Fund Leverage

IMPACT OF THE FUNDS’ LEVERAGE STRATEGIES ON PERFORMANCE

One important factor impacting the returns of the Funds’ common shares relative to their comparative benchmarks was the Funds’ use of leverage through the use of bank borrowings for JHAA as well as the use of reverse repurchase agreements for JEMD. The Funds use leverage because our research has shown that, over time, leveraging provides opportunities for additional income. The opportunity arises when short-term rates that the Fund pay on its leveraging instruments are lower than the interest the Fund earns on its portfolio securities that it has bought with the proceeds of that leverage. This has been particularly true in the recent market environment where short-term rates have been low by historical standards.

However, use of leverage can expose Fund common shares to additional price volatility. When a Fund uses leverage, the Fund’s common shares will experience a greater increase in their net asset value if the securities acquired through the use of leverage increase in value, but will also experience a correspondingly larger decline in their net asset value if the securities acquired through leverage decline in value. All this will make the shares’ total return performance more variable, over time.

In addition, common share income in levered funds will typically decrease in comparison to unlevered funds when short-term interest rates increase and increase when short-term interest rates decrease. In recent quarters, fund leverage expenses have generally tracked the overall movement of short-term tax-exempt interest rates. While fund leverage expenses are somewhat higher than their recent lows, leverage nevertheless continues to provide the opportunity for incremental common share income, particularly over longer-term periods.

The use of leverage for JHAA and JEMD had a positive impact on the total return performance of the Funds over the reporting period.

As of June 30, 2021, the Funds’ percentages of leverage are shown in the accompanying table.

	JHB	JHAA	JEMD
Effective Leverage*	0.00%	23.63%	21.92%
Regulatory Leverage*	0.00%	23.63%	0.00%
*

Effective Leverage is a Fund’s effective economic leverage, and includes both regulatory leverage and the leverage effects of reverse repurchase agreements, certain derivative and other investments in a Fund’s portfolio that increase the Fund’s investment exposure. Regulatory leverage consists of preferred shares issued or borrowings of a Fund. Both of these are part of a Fund’s capital structure. A Fund, however, may from time to time borrow on a typically transient basis in connection with its day-to-day operations, primarily in connection with the need to settle portfolio trades. Such incidental borrowings are excluded from the calculation of a Fund’s effective leverage ratio. Regulatory leverage is subject to asset coverage limits set forth in the Investment Company Act of 1940.

THE FUNDS’ LEVERAGE

Bank Borrowings

As noted previously, JHAA employs leverage through the use of bank borrowings. The Fund’s bank borrowing activities are as shown in the accompanying table.

	Current Reporting Period					Subsequent to the Close of the Reporting Period
Fund	Outstanding Balance as of January 1, 2021	Draws	Paydowns	Outstanding Balance as of June 30, 2021	Average Balance Outstanding	Draws	Paydowns	Outstanding Balance as of August 26, 2021
JHAA	$24,525,000	$—	$—	$24,525,000	$24,525,000	$—	$—	$24,525,000

Refer to Notes to Financial Statements, Note 8 – Fund Leverage, for further details.

Reverse Repurchase Agreements

As noted previously, JEMD used reverse repurchase agreements, in which the Fund sells to a counterparty a security that it holds with a contemporaneous agreement to repurchase the same security at an agreed-upon price and date.

The Fund’s transactions in reverse repurchase agreements are as shown in the accompanying table.

	Current Reporting Period					Subsequent to the Close of the Reporting Period
Fund	Outstanding Balance as of January 1, 2021	Sales	Purchases	Outstanding Balance as of June 30, 2021	Average Balance Outstanding	Sales	Purchases	Outstanding Balance as of August 26, 2021
JEMD	$32,854,811	$—	$—	$32,854,811	$32,854,811	$—	$—	$32,854,811

Refer to Notes to Financial Statements, Note 8 – Fund Leverage, for further details.

Common Share Information

COMMON SHARE DISTRIBUTION INFORMATION

The following information regarding the Funds’ distributions is current as of June 30, 2021. Each Fund’s distribution levels may vary over time based on each Fund’s investment activity and portfolio investment value changes.

During the current reporting period, the Funds’ distributions to common shareholders were as shown in the accompanying table.

Monthly Distributions (Ex-Dividend Date)	JHB	JHAA	JEMD
January 2021	$0.0205	$0.0395	$0.0335
February	0.0205	0.0395	0.0335
March	0.0205	0.0395	0.0305
April	0.0205	0.0395	0.0305
May	0.0205	0.0395	0.0305
June 2021	0.0145	0.0315	0.0305
Total Distributions from Net Investment Income	$0.1170	$0.2290	$0.1890

Current Distribution Rate*	1.85%	3.80%	4.51%
*

Current distribution rate is based on the Fund’s current annualized monthly distribution divided by the Fund’s current market price. The Fund’s monthly distributions to its shareholders may be comprised of ordinary income, net realized capital gains and, if at the end of the fiscal year the Fund’s cumulative net ordinary income and net realized gains are less than the Fund’s distributions, a return of capital for tax purposes.

Each Fund seeks to pay regular monthly dividends out of its net investment income at a rate that reflects its past and projected net income performance. To permit each Fund to maintain a more stable monthly dividend, the Fund may pay dividends at a rate that may be more or less than the amount of net income actually earned by the Fund during the period. Distributions to common shareholders are determined on a tax basis, which may differ from amounts recorded in the accounting records. In instances where the monthly dividend exceeds the earned net investment income, the Fund would report a negative undistributed net ordinary income. Refer to Note 6 – Income Tax Information for additional information regarding the amounts of undistributed net ordinary income and undistributed net long-term capital gains and the character of the actual distributions paid by the Fund during the period.

All monthly dividends paid by each Fund during the current reporting period were paid from net investment income. If a portion of the Fund’s monthly distributions is sourced or comprised of elements other than net investment income, including capital gains and/or a return of capital, shareholders will be notified of those sources. For financial reporting purposes, the per share amounts of each Fund’s distributions for the reporting period are presented in this report’s Financial Highlights. For income tax purposes, distribution information for each Fund as of its most recent tax year end is presented in Note 6 – Income Tax Information within the Notes to Financial Statements of this report.

NUVEEN CLOSED-END FUND DISTRIBUTION AMOUNTS

The Nuveen Closed-End Funds’ monthly and quarterly periodic distributions to shareholders are posted on www.nuveen.com and can be found on Nuveen’s enhanced closed-end fund resource page, which is at https://www.nuveen.com/resource-center-closed-end-funds, along with other Nuveen closed-end fund product updates. To ensure timely access to the latest information, shareholders may use a subscribe function, which can be activated at this web page (https://www.nuveen.com/subscriptions).

COMMON SHARE REPURCHASES

During August 2021, (subsequent to the close of the reporting period), the Funds’ Board of Trustees reauthorized an open-market share repurchase program, allowing each Fund to repurchase an aggregate of up to approximately 10% of its outstanding shares.

As of June 30, 2021, and since the inception of the Funds’ repurchase programs, the Funds have cumulatively repurchased and retired their outstanding common shares as shown in the accompanying table.

	JHB	JHAA	JEMD
Common shares cumulatively repurchased and retired	0	0	0
Common shares authorized for repurchase	5,590,000	780,000	1,420,000

During the current reporting period, the Funds did not repurchase any of their outstanding common shares.

OTHER COMMON SHARE INFORMATION

As of June 30, 2021, the Funds’ common share prices were trading at a premium/(discount) to NAV and trading at an average premium/(discount) to NAV during the current reporting period, as follows:

	JHB	JHAA	JEMD
Common share NAV	$9.46	$10.13	$8.21
Common share price	$9.42	$9.96	8.12
Premium/(Discount) to NAV	(0.42)%	(1.68)%	(1.10)%
Average premium/(discount) to NAV	(1.19)%	(1.13)%	(1.25)%

JHB, JHAA and JEMD each have an investment objective to return $9.85, $9.875 and $9.85, respectively (the original net asset value following each Fund’s initial public offering (the “Original NAV”)) to shareholders on or about the end of the Fund’s term. There can be no assurance that the Funds will be able to return the Original NAV to shareholders, and such return is not backed or otherwise guaranteed by the Funds’ investment adviser, Nuveen Fund Advisors, LLC (the “Adviser”), or any other entity.

In connection with the objective of returning Original NAV, each Fund currently intends to set aside and retain in its net assets a portion of its net investment income and possibly all or a portion of its gains. This will reduce the amounts otherwise available for distribution prior to the liquidation of each Fund, and the Fund may incur taxes on such retained amount, which will reduce the overall amounts that the Fund would have otherwise been able to distribute. Such retained income or gains, net of any taxes, would constitute a portion of the liquidating distribution returned to investors at the end of each Fund’s term. In addition, each Fund’s investment in shorter term and lower yielding securities, especially as the Fund nears the end of its term, may reduce investment income and, therefore, the monthly dividends during the period prior to termination. Investors that purchase shares in the secondary market (particularly if their purchase price differs meaningfully from the Original NAV) may receive more or less than their original investment.

Each Fund’s ability to return Original NAV to common shareholders on or about the termination date will depend on market conditions and the success of various portfolio and cash flow management techniques. Recent market conditions have materially increased the risk associated with achieving JHB’s and JEMD’s objective to return Original NAV. These objectives are not a guarantee and is dependent on a number of factors including the extent of market recovery and the cumulative level of income retained in relation to cumulative portfolio gains net of losses. JHAA’s objective is not a guarantee and is dependent on a number of factors including market conditions and the cumulative level of income retained in relation to cumulative portfolio gains net of losses.

JHB	Nuveen Corporate Income November 2021 Target Term Fund Performance Overview and Holding Summaries as of June 30, 2021

Refer to the Glossary of Terms Used in this Report for further definition of the terms used within this section.

Average Annual Total Returns as of June 30, 2021

	Cumulative	Average Annual
	6-Month	1-Year	Since Inception
JHB at Common Share NAV	1.14%	4.82%	4.14%
JHB at Common Share Price	3.67%	8.66%	3.81%
Bloomberg Barclays U.S. High Yield 1-5 Year Cash Pay 2% Issuer Capped Index	4.60%	15.47%	5.96%

Since inception returns are from 8/23/16. Past performance is not predictive of future results. Current performance may be higher or lower than the data shown. Returns do not reflect the deduction of taxes that shareholders may have to pay on Fund distributions or upon the sale of Fund shares. Returns at NAV are net of Fund expenses, and assume reinvestment of distributions. Comparative index return information is provided for the Fund’s shares at NAV only. Indexes are not available for direct investment.

Daily Common Share NAV and Share Price

This data relates to the securities held in the Funds’ portfolio of investments as of the end of the reporting period. It should not be construed as a measure of performance for the Fund itself. Holdings are subject to change.

For financial reporting purposes, the ratings disclosed are the highest rating given by one of the following national rating agencies: Standard & Poor’s Group, Moody’s Investors Service, Inc. or Fitch, Inc. This treatment of split-rated securities may differ from that used for other purposes, such as for Fund investment policies. Credit ratings are subject to change. AAA, AA, A and BBB are investment grade ratings; BB, B, CCC, CC, C and D are below-investment grade ratings. Holdings designated N/R are not rated by these national rating agencies.

Fund Allocation

(% of net assets)

Long-Term Corporate Bonds	83.4%
Sovereign Debt	2.0%
Convertible Bonds	1.0%
Common Stocks	0.2%
Short-Term Corporate Bonds	11.3%
Other Assets Less Liabilities	2.1%
Net Assets	100%

Country Allocation1

(% of total investments)

United States	73.4%
Germany	9.6%
Switzerland	4.2%
United Kingdom	2.3%
Israel	1.9%
Mexico	1.4%
Egypt	1.3%
Canada	1.0%
South Africa	0.9%
Italy	0.9%
Other	3.1%
Total	100%

Portfolio Composition

(% of total investments)

Automobiles	10.8%
Diversified Financial Services	9.7%
Wireless Telecommunication Services	8.5%
Diversified Telecommunication Services	6.9%
Oil, Gas & Consumable Fuels	6.3%
Banks	5.4%
Household Durables	4.0%
Capital Markets	3.9%
Pharmaceuticals	3.8%
Media	3.6%
Hotels, Restaurants & Leisure	3.3%
Containers & Packaging	3.1%
Metals & Mining	2.9%
Auto Components	2.9%
Mortgage Real Estate Investment Trust	2.4%
Software	2.4%
Other[2]	18.0%
Sovereign Debt	2.1%
Total	100%

Portfolio Credit Quality

(% of total long-term investments)

AA	4.4%
A	10.5%
BBB	28.2%
BB or Lower	55.1%
N/R (not rated)	1.6%
N/A (not applicable)	0.2%
Total	100%

Top Five Issuers

(% of total long-term investments)

Ford Motor Credit Co LLC	5.5%
Sprint Corp	4.5%
Credit Suisse AG/New York NY	4.4%
T-Mobile USA Inc	4.1%
CSC Holdings LLC	4.1%

1	Includes 5.9% (as a percentage of total investments) in emerging markets countries.
2	See Portfolio of Investments for details on “other” Portfolio Composition.

JHAA	Nuveen Corporate Income 2023 Target Term Fund Performance Overview and Holding Summaries as of June 30, 2021

Refer to the Glossary of Terms Used in this Report for further definition of the terms used within this section.

Average Annual Total Returns as of June 30, 2021

	Cumulative	Average Annual
	6-Month	1-Year	Since Inception
JHAA at Common Share NAV	3.31%	14.48%	6.54%
JHAA at Common Share Price	6.38%	12.67%	5.38%
Bloomberg Barclays U.S. High Yield 1-5 Year Cash Pay 2% Issuer Capped Index	4.60%	15.47%	6.93%

Since inception returns are from 12/18/18. Past performance is not predictive of future results. Current performance may be higher or lower than the data shown. Returns do not reflect the deduction of taxes that shareholders may have to pay on Fund distributions or upon the sale of Fund shares. Returns at NAV are net of Fund expenses, and assume reinvestment of distributions. Comparative index return information is provided for the Fund’s shares at NAV only. Indexes are not available for direct investment.

Daily Common Share NAV and Share Price

This data relates to the securities held in the Funds’ portfolio of investments as of the end of the reporting period. It should not be construed as a measure of performance for the Fund itself. Holdings are subject to change.

For financial reporting purposes, the ratings disclosed are the highest rating given by one of the following national rating agencies: Standard & Poor’s Group, Moody’s Investors Service, Inc. or Fitch, Inc. This treatment of split-rated securities may differ from that used for other purposes, such as for Fund investment policies. Credit ratings are subject to change. AAA, AA, A and BBB are investment grade ratings; BB, B, CCC, CC, C and D are below-investment grade ratings. Holdings designated N/R are not rated by these national rating agencies.

Fund Allocation

(% of net assets)

Corporate Bonds	77.5%
Variable Rate Senior Loan Interests	33.7%
Convertible Bonds	2.9%
Repurchase Agreements	16.7%
Other Assets Less Liabilities	0.1%
Net Assets Plus Borrowings	130.9%
Borrowings	(30.9)%
Net Assets	100%

Country Allocation1

(% of total investments)

United States	86.6%
Israel	3.6%
Canada	2.8%
Zambia	1.2%
Australia	1.2%
Ireland	1.1%
Mexico	1.0%
Ukraine	1.0%
Luxembourg	1.0%
South Africa	0.3%
Other	0.2%
Total	100%

Portfolio Composition

(% of total investments)

Oil, Gas & Consumable Fuels	14.3%
Media	7.5%
Chemicals	5.2%
Hotels, Restaurants & Leisure	5.1%
Health Care Providers & Services	4.6%
Consumer Finance	3.8%
Metals & Mining	3.8%
Communications Equipment	3.3%
Automobiles	2.8%
Electric Utilities	2.5%
Commercial Services & Supplies	2.4%
Professional Services	2.1%
Household Durables	2.1%
Specialty Retail	2.0%
Containers & Packaging	1.9%
Diversified Telecommunication Services	1.6%
Technology Hardware, Storage & Peripherals	1.3%
Pharmaceuticals	1.3%
Other[2]	19.7%
Repurchase Agreements	12.7%
Total	100%

Portfolio Credit Quality

(% of total long-term investments)

BBB	13.3%
BB or Lower	84.6%
N/R (not rated)	2.1%
Total	100%

Top Five Issuers

(% of total long-term investments)

Ford Motor Credit Co LLC	3.3%
CSC Holdings LLC	2.8%
Navient Corp	2.8%
NOVA Chemicals Corp	2.4%
Boyd Gaming Corporation, Refinancing Term Loan B	2.2%

1	Includes 4.5% (as a percentage of total investments) in emerging markets countries.
2	See Portfolio of Investments for details on “other” Portfolio Composition.

JEMD	Nuveen Emerging Markets Debt 2022 Target Term Fund Performance Overview and Holding Summaries as of June 30, 2021

Refer to the Glossary of Terms Used in this Report for further definition of the terms used within this section.

Average Annual Total Returns as of June 30, 2021

	Cumulative	Average Annual
	6-Month	1-Year	Since Inception
JEMD at Common Share NAV	6.25%	14.50%	0.38%
JEMD at Common Share Price	11.15%	19.42%	(0.14)%
JP Morgan EMBI Global Diversified Index	(0.66)%	7.53%	4.13%

Since inception returns are from 9/26/17. Past performance is not predictive of future results. Current performance may be higher or lower than the data shown. Returns do not reflect the deduction of taxes that shareholders may have to pay on Fund distributions or upon the sale of Fund shares. Returns at NAV are net of Fund expenses, and assume reinvestment of distributions. Comparative index return information is provided for the Fund’s shares at NAV only. Indexes are not available for direct investment.

Daily Common Share NAV and Share Price

This data relates to the securities held in the Funds’ portfolio of investments as of the end of the reporting period. It should not be construed as a measure of performance for the Fund itself. Holdings are subject to change.

For financial reporting purposes, the ratings disclosed are the highest rating given by one of the following national rating agencies: Standard & Poor’s Group, Moody’s Investors Service, Inc. or Fitch, Inc. This treatment of split-rated securities may differ from that used for other purposes, such as for Fund investment policies. Credit ratings are subject to change. AAA, AA, A and BBB are investment grade ratings; BB, B, CCC, CC, C and D are below-investment grade ratings. Holdings designated N/R are not rated by these national rating agencies.

Fund Allocation

(% of net assets)

Emerging Markets Debt	74.1%
Corporate Bonds	51.1%
Common Stocks	0.7%
Convertible Bonds	0.4%
U.S. Government and Agency Obligations	0.3%
Other Assets Less Liabilities	1.6%
Net Assets Plus Reverse Repurchase Agreements	128.2%
Reverse Repurchase Agreements	(28.2)%
Net Assets	100%

Country Allocation1

(% of total investments)

South Africa	10.1%
Turkey	9.3%
Ukraine	8.2%
Rwanda	6.0%
Iraq	5.9%
Mexico	4.6%
Barbados	4.5%
Nigeria	4.5%
Costa Rica	4.4%
El Salvador	4.2%
China	3.7%
Ecuador	3.5%
Brazil	3.3%
Mongolia	3.3%
Zambia	3.2%
Egypt	3.1%
Other[3]	18.2%
Total	100%

Portfolio Composition

(% of total investments)

Emerging Markets Debt	58.5%
Banks	8.5%
Oil, Gas & Consumable Fuels	7.5%
Road & Rail	5.1%
Food Products	3.1%
Other[2]	17.0%
U.S. Government and Agency Obligations	0.3%
Total	100%

Portfolio Credit Quality

(% of total investments)

BBB	11.0%
BB or Lower	88.1%
N/R (not rated)	0.3%
N/A (not applicable)	0.6%
Total	100%

Top Five Issuers

(% of total investments)

Rwanda International Government Bond	6.0%
Iraq International Bond	5.9%
Ukraine Government International Bond	5.8%
Transnet SOC Ltd	5.1%
Petroleos Mexicanos	4.6%

1	Includes 97.5% (as a percentage of total investments) in emerging markets countries.
2	See Portfolio of Investments for details on “other” Portfolio Composition.
3	“Other” countries include thirteen countries that individually constitute less than 3.1% as a percentage of total investments.

Shareholder Meeting Report

The annual meeting of shareholders was held on April 6, 2021 for JHB, JHAA and JEMD. The meeting was held virtually due to public health concerns regarding the ongoing COVID-19 pandemic; at this meeting the shareholders were asked to elect Board members.

	JHB	JHAA	JEMD
	Common Shares	Common Shares	Common Shares
Approval of the Board Members was reached as follows:
Jack B. Evans
For	26,546,982	4,055,417	7,948,279
Withhold	21,173,905	2,512,732	4,505,455
Total	47,720,887	6,568,149	12,453,734
Albin F. Moschner
For	26,578,591	4,055,417	7,946,262
Withhold	21,142,296	2,512,732	4,507,472
Total	47,720,887	6,568,149	12,453,734
Matthew Thornton III
For	46,623,989	6,550,427	12,417,905
Withhold	1,096,898	17,722	35,829
Total	47,720,887	6,568,149	12,453,734

JHB	Nuveen Corporate Income November 2021 Target Term Fund Portfolio of Investments June 30, 2021
(Unaudited)

Principal Amount (000)	Description (1)	Coupon	Maturity	Ratings (2)	Value

	LONG-TERM INVESTMENTS – 86.6% (88.4% of Total Investments)

	CORPORATE BONDS – 83.4% (85.1% of Total Investments)

	Aerospace & Defense – 0.3%

$1,305	BAE Systems PLC, 144A	4.750%	10/11/21	BBB	$1,320,032

	Airlines – 1.7%

8	Continental Airlines 2007-1 Class B Pass Through Trust	6.903%	4/19/22	BBB+	7,822
8,000	Delta Air Lines Inc	3.625%	3/15/22	Baa3	8,112,603
6,700	Virgin Australia Holdings Pty Ltd, 144A	7.875%	10/15/21	N/R	611,375
14,708	Total Airlines				8,731,800

	Auto Components – 2.8%

14,500	ZF North America Capital Inc, 144A	4.500%	4/29/22	BB+	14,826,250

	Automobiles – 10.6%

2,000	Daimler Finance North America LLC, 144A	2.000%	7/06/21	A3	2,000,400
8,223	Daimler Finance North America LLC, 144A	2.200%	10/30/21	A3	8,275,420
10,000	Ford Motor Credit Co LLC	3.813%	10/12/21	BB+	10,075,000
5,000	Ford Motor Credit Co LLC	5.596%	1/07/22	BB+	5,102,600
5,055	Ford Motor Credit Co LLC	3.339%	3/28/22	BB+	5,129,309
4,945	Ford Motor Credit Co LLC, (3-Month LIBOR reference rate + 1.270% spread), (3)	1.416%	3/28/22	BB+	4,933,055
10,500	General Motors Financial Co Inc	4.375%	9/25/21	BBB	10,597,561
9,780	Volkswagen Group of America Finance LLC, 144A	2.500%	9/24/21	A3	9,828,571
55,503	Total Automobiles				55,941,916

	Banks – 5.3%

9,452	Barclays PLC	3.200%	8/10/21	A	9,481,280
10,000	Deutsche Bank AG/New York NY	4.250%	10/14/21	BBB	10,108,434
2,700	MUFG Bank Ltd, 144A	2.850%	9/08/21	A1	2,712,861
720	Santander UK Group Holdings PLC	2.875%	8/05/21	A	721,662
550	Ukreximbank Via Biz Finance PLC, 144A	9.625%	4/27/22	B	566,566
2,500	UniCredit SpA, 144A	6.572%	1/14/22	Baa2	2,577,155
1,844	UniCredit SpA, 144A	3.750%	4/12/22	Baa1	1,888,359
27,766	Total Banks				28,056,317

	Biotechnology – 2.3%

12,163	Gilead Sciences Inc	4.400%	12/01/21	A3	12,244,714

	Capital Markets – 3.8%

20,050	Credit Suisse AG/New York NY	3.000%	10/29/21	Aa3	20,232,115

	Consumer Finance – 2.3%

4,585	Ally Financial Inc	4.125%	2/13/22	BBB–	4,689,489
6,225	Navient Corp	7.250%	1/25/22	Ba3	6,456,570
995	SLM Corp	5.125%	4/05/22	BB+	1,013,656
11,805	Total Consumer Finance				12,159,715

	Containers & Packaging – 3.0%

15,685	Ball Corp	5.000%	3/15/22	BB+	16,077,125

	Diversified Telecommunication Services – 4.9%

9,768	Cogent Communications Group Inc, 144A	5.375%	3/01/22	BB	9,936,205
11,195	Lumen Technologies Inc	5.800%	3/15/22	BB	11,520,662
2,500	Qwest Corp	6.750%	12/01/21	BBB-	2,559,375
1,918	Telstra Corp Ltd, 144A	4.800%	10/12/21	A2	1,941,975
25,381	Total Diversified Telecommunication Services				25,958,217

JHB	Nuveen Corporate Income November 2021 Target Term Fund (continued)
Portfolio of Investments June 30, 2021
(Unaudited)

Principal Amount (000)	Description (1)	Coupon	Maturity	Ratings (2)	Value

	Electric Utilities – 1.3%

$4,951	Duke Energy Corp	1.800%	9/01/21	BBB	$4,955,719
2,000	Instituto Costarricense de Electricidad, 144A	6.950%	11/10/21	B1	2,007,500
6,951	Total Electric Utilities				6,963,219

	Food & Staples Retailing – 0.7%

795	Mondelez International Holdings Netherlands BV, 144A	2.000%	10/28/21	A3	798,356
1,730	Smithfield Foods Inc, 144A	2.650%	10/03/21	BBB	1,738,422
1,010	Smithfield Foods Inc, 144A	3.350%	2/01/22	BBB	1,024,197
3,535	Total Food & Staples Retailing				3,560,975

	Food Products – 1.7%

8,989	J M Smucker Co/The	3.500%	10/15/21	BBB	9,076,680

	Health Care Providers & Services – 0.1%

310	Fresenius Medical Care US Finance II Inc, 144A	5.875%	1/31/22	BBB	319,459

	Hotels, Restaurants & Leisure – 3.2%

1,820	Marriott International Inc/MD	3.125%	10/15/21	BBB–	1,821,843
7,000	MGM Resorts International	7.750%	3/15/22	BB	7,316,400
7,900	Yum! Brands Inc	3.750%	11/01/21	BB–	7,909,875
16,720	Total Hotels, Restaurants & Leisure				17,048,118

	Household Durables – 3.9%

15,022	Lennar Corp	4.125%	1/15/22	BBB	15,172,220
5,500	Toll Brothers Finance Corp	5.875%	2/15/22	BBB–	5,610,605
20,522	Total Household Durables				20,782,825

	Internet & Direct Marketing Retail – 1.3%

6,655	Netflix Inc	5.500%	2/15/22	BB+	6,821,375

	Machinery – 0.8%

4,185	CNH Industrial Capital LLC	3.875%	10/15/21	BBB	4,224,131

	Media – 3.5%

18,270	CSC Holdings LLC	6.750%	11/15/21	B+	18,629,919

	Metals & Mining – 2.7%

5,534	Freeport-McMoRan Inc	3.550%	3/01/22	BB+	5,582,422
1,500	Glencore Finance Canada Ltd, 144A	4.950%	11/15/21	BBB+	1,524,546
1,699	Petra Diamonds US Treasury PLC, 144A, (cash 10.500%, PIK 10.500%)	10.500%	3/08/26	B–	1,660,773
5,324	Teck Resources Ltd	4.750%	1/15/22	BBB–	5,384,138
14,057	Total Metals & Mining				14,151,879

	Mortgage Real Estate Investment Trust – 2.4%

12,500	Starwood Property Trust Inc	5.000%	12/15/21	BB+	12,562,500

	Oil, Gas & Consumable Fuels – 6.2%

4,933	Calumet Specialty Products Partners LP / Calumet Finance Corp	7.625%	1/15/22	B–	4,920,668
3,000	Occidental Petroleum Corp	2.600%	8/13/21	Ba2	3,000,000
10,000	Occidental Petroleum Corp	3.125%	2/15/22	Ba2	10,050,000
3,000	Petroleos Mexicanos	4.875%	1/24/22	BBB	3,055,500
4,000	Petroleos Mexicanos	5.375%	3/13/22	BBB	4,097,980
3,524	Sabine Pass Liquefaction LLC	6.250%	3/15/22	BBB–	3,614,717
4,000	Southwestern Energy Co	4.100%	3/15/22	BB	4,030,000
32,457	Total Oil, Gas & Consumable Fuels				32,768,865

	Pharmaceuticals – 3.7%

3,920	Bayer US Finance LLC, 144A	3.000%	10/08/21	BBB+	3,947,916
5,825	Elanco Animal Health Inc	4.912%	8/27/21	Ba2	5,847,572
3,750	Teva Pharmaceutical Finance Co BV	3.650%	11/10/21	Ba2	3,759,375
6,199	Teva Pharmaceutical Finance IV BV	3.650%	11/10/21	Ba2	6,245,802
19,694	Total Pharmaceuticals				19,800,665

Principal Amount (000)	Description (1)	Coupon	Maturity	Ratings (2)	Value

	Real Estate Management & Development – 0.5%

$2,900	China Evergrande Group	8.250%	3/23/22	B3	$2,473,632

	Software – 2.3%

12,274	Oracle Corp	1.900%	9/15/21	BBB+	12,298,166

	Specialty Retail – 1.4%

7,000	Foot Locker Inc	8.500%	1/15/22	BB+	7,280,000

	Thrifts & Mortgage Finance – 0.6%

3,280	Ladder Capital Finance Holdings LLLP / Ladder Capital Finance Corp, 144A	5.250%	3/15/22	BB+	3,296,400

	Trading Companies & Distributors – 1.8%

2,000	AerCap Ireland Capital DAC / AerCap Global Aviation Trust	3.950%	2/01/22	BBB	2,033,784
7,000	Aircastle Ltd	5.500%	2/15/22	BBB	7,207,342
9,000	Total Trading Companies & Distributors				9,241,126

	Wireless Telecommunication Services – 8.3%

3,000	MTN Mauritius Investments Ltd, 144A	5.373%	2/13/22	Ba2	3,063,900
1,475	Sprint Communications Inc	9.250%	4/15/22	N/R	1,567,188
20,375	Sprint Corp	7.250%	9/15/21	BB+	20,676,142
18,429	T-Mobile USA Inc	4.000%	4/15/22	BB+	18,758,418

43,279	Total Wireless Telecommunication Services				44,065,648
$441,444	Total Corporate Bonds (cost $444,814,168)				440,913,783

Principal Amount (000)	Description (1)	Coupon	Maturity	Ratings (2)	Value

	SOVEREIGN DEBT – 2.0% (2.1% of Total Investments)

	Argentina – 0.0%

$35	Argentine Republic Government International Bond	1.000%	7/09/29	CCC+	$13,395
582	Argentine Republic Government International Bond	0.125%	7/09/30	CCC+	208,478
617	Total Argentina				221,873

	Egypt – 1.3%

6,750	Egypt Government International Bond, 144A	6.125%	1/31/22	B+	6,895,125

	Turkey – 0.7%

3,625	Turkey Government International Bond	5.125%	3/25/22	BB–	3,697,500
$10,992	Total Sovereign Debt (cost $10,773,775)				10,814,498

Principal Amount (000)	Description (1)	Coupon	Maturity	Ratings (2)	Value

	CONVERTIBLE BONDS – 1.0% (1.0% of Total Investments)

	Interactive Media & Services – 1.0%

$5,000	Twitter Inc	1.000%	9/15/21	N/R	$5,093,750
$5,000	Total Convertible Bonds (cost $4,983,370)				5,093,750

Shares	Description (1)				Value

	COMMON STOCKS – 0.2% (0.2% of Total Investments)

	Metals & Mining – 0.2%

45,174,957	Petra Diamonds, (4), (5)				$918,610
	Total Common Stocks (cost $849,289)				918,610
	Total Long-Term Investments (cost $461,420,602)				$457,740,641

JHB	Nuveen Corporate Income November 2021 Target Term Fund (continued)
Portfolio of Investments June 30, 2021
(Unaudited)

Principal Amount (000)	Description (1)	Coupon	Maturity	Ratings (2)	Value

	SHORT-TERM INVESTMENTS – 11.3% (11.6% of Total Investments)

	CORPORATE BONDS – 11.3% (11.6% of Total Investments)

	Diversified Telecommunication Services – 1.9%

$10,000	AT&T Inc144A	0.000%	10/19/21	A-2	$9,994,500

	Diversified Financial Services – 9.4%

10,000	Atlantic Asset Securitization LLC, 144A	0.000%	9/27/21	A-1	9,998,044
10,000	Chariot Funding LLC, 144A	0.000%	10/26/21	A-1	9,996,425
10,000	Concord Minutemen Capital Co LLC, 144A	0.000%	8/25/21	A-1	9,998,167
10,000	Halkin Finance LLC, 144A	0.000%	10/26/21	A-1	9,996,100
10,000	Mountcliff Funding LLC, 144A	0.000%	10/26/21	A-1	9,995,450
$50,000	Total Diversified Financial Services				49,984,186
	Total Short-Term Investments (cost $59,978,686)				59,978,686
	Total Investments (cost $521,399,288) – 97.9%				517,719,327
	Other Assets Less Liabilities – 2.1%				10,901,866
	Net Assets Applicable to Common Shares – 100%				$528,621,193

For Fund portfolio compliance purposes, the Fund’s industry classifications refer to any one or more of the industry sub-classifications used by one or more widely recognized market indexes or ratings group indexes, and/or as defined by Fund management. This definition may not apply for purposes of this report, which may combine industry sub-classifications into sectors for reporting ease.

(1)	All percentages shown in the Portfolio of Investments are based on net assets applicable to common shares unless otherwise noted.

(2)

For financial reporting purposes, the ratings disclosed are the highest of Standard & Poor’s Group (“Standard & Poor’s”), Moody’s Investors Service, Inc. (“Moody’s”) or Fitch, Inc. (“Fitch”) rating. This treatment of split-rated securities may differ from that used for other purposes, such as for Fund investment policies. Ratings below BBB by Standard & Poor’s, Baa by Moody’s or BBB by Fitch are considered to be below investment grade. Holdings designated N/R are not rated by any of these national rating agencies.

(3)	Variable rate security. The rate shown is the coupon as of the end of the reporting period.

(4)	Non-income producing; issuer has not declared an ex-dividend date within the past twelve months.

(5)	For fair value measurement disclosure purposes, investment classified as Level 2.

144A

Investment is exempt from registration under Rule 144A of the Securities Act of 1933, as amended. These investments may only be resold in transactions exempt from registration, which are normally those transactions with qualified institutional buyers.

LIBOR	London Inter-Bank Offered Rate

PIK

Payment-in-kind (“PIK”) security. Depending on the terms of the security, income may be received in the form of cash, securities, or a combination of both. The PIK rate shown, where applicable, represents the annualized rate of the last PIK payment made by the issuer as of the end of the reporting period.

See accompanying notes to financial statements.

JHAA	Nuveen Corporate Income 2023 Target Term Fund Portfolio of Investments June 30, 2021
(Unaudited)

Principal Amount (000)	Description (1)	Coupon	Maturity	Ratings (2)	Value

	LONG-TERM INVESTMENTS – 114.1% (87.3% of Total Investments)

	CORPORATE BONDS – 77.5% (59.3% of Total Investments)

	Air Freight & Logistics – 1.5%

$1,200	XPO Logistics Inc, 144A	6.125%	9/01/23	BB–	$1,209,000

	Airlines – 1.3%

1,000	United Airlines Holdings Inc	5.000%	2/01/24	Ba3	1,037,500

	Auto Components – 1.6%

975	Icahn Enterprises LP / Icahn Enterprises Finance Corp	6.750%	2/01/24	BB	995,894
250	ZF North America Capital Inc, 144A	4.500%	4/29/22	BB+	255,625
1,225	Total Auto Components				1,251,519

	Automobiles – 3.7%

2,000	Ford Motor Credit Co LLC	3.370%	11/17/23	BB+	2,073,364
800	Ford Motor Credit Co LLC	5.584%	3/18/24	BB+	876,160
2,800	Total Automobiles				2,949,524

	Chemicals – 2.7%

2,025	NOVA Chemicals Corp, 144A	4.875%	6/01/24	BB-	2,136,910

	Commercial Services & Supplies – 3.0%

1,475	ADT Security Corp/The	4.125%	6/15/23	BB–	1,552,437
750	Prime Security Services Borrower LLC / Prime Finance Inc, 144A	5.250%	4/15/24	BB–	803,648
2,225	Total Commercial Services & Supplies				2,356,085

	Communications Equipment – 2.0%

1,500	CommScope Inc, 144A	5.500%	3/01/24	Ba3	1,543,125

	Consumer Finance – 5.0%

500	Navient Corp	5.500%	1/25/23	Ba3	527,350
1,300	Navient Corp	7.250%	9/25/23	Ba3	1,434,875
500	Navient Corp	6.125%	3/25/24	Ba3	539,630
1,300	OneMain Finance Corp	8.250%	10/01/23	BB–	1,462,500
3,600	Total Consumer Finance				3,964,355

	Containers & Packaging – 2.4%

1,000	OI European Group BV, 144A	4.000%	3/15/23	B+	1,030,350
850	Sealed Air Corp, 144A	5.250%	4/01/23	BB+	898,352
1,850	Total Containers & Packaging				1,928,702

	Diversified Financial Services – 0.9%

300	Park Aerospace Holdings Ltd, 144A	4.500%	3/15/23	BBB–	315,353
350	Park Aerospace Holdings Ltd, 144A	5.500%	2/15/24	BBB–	384,756
650	Total Diversified Financial Services				700,109

	Diversified Telecommunication Services – 2.1%

1,500	Lumen Technologies Inc	6.750%	12/01/23	BB	1,663,470

	Electric Utilities – 3.3%

1,500	Pacific Gas and Electric Co	1.750%	6/16/22	BBB–	1,499,173
1,100	TerraForm Power Operating LLC, 144A	4.250%	1/31/23	BB	1,128,875
2,600	Total Electric Utilities				2,628,048

JHAA	Nuveen Corporate Income 2023 Target Term Fund (continued)
Portfolio of Investments June 30, 2021
(Unaudited)

Principal Amount (000)	Description (1)	Coupon	Maturity	Ratings (2)	Value

	Equity Real Estate Investment Trust – 1.0%

$750	GLP Capital LP / GLP Financing II Inc	5.375%	11/01/23	BBB–	$814,980

	Food & Staples Retailing – 0.3%

250	Albertsons Cos Inc / Safeway Inc / New Albertsons LP / Albertsons LLC, 144A	3.500%	2/15/23	BB	256,628

	Gas Utilities – 1.2%

900	AmeriGas Partners LP / AmeriGas Finance Corp	5.625%	5/20/24	BB	983,250

	Health Care Providers & Services – 2.7%

118	Encompass Health Corp	5.125%	3/15/23	B+	118,295
500	HCA Inc	5.875%	5/01/23	Baa3	543,350
500	Molina Healthcare Inc	5.375%	11/15/22	BB–	523,125
850	Tenet Healthcare Corp	6.750%	6/15/23	B–	927,563
1,968	Total Health Care Providers & Services				2,112,333

	Hotels, Restaurants & Leisure – 2.1%

1,000	MGM Resorts International	6.000%	3/15/23	BB	1,069,700
600	Wynn Las Vegas LLC / Wynn Las Vegas Capital Corp, 144A	4.250%	5/30/23	BB–	622,500
1,600	Total Hotels, Restaurants & Leisure				1,692,200

	Household Durables – 2.8%

1,250	KB Home	7.625%	5/15/23	BB	1,358,962
785	Taylor Morrison Communities Inc / Taylor Morrison Holdings II Inc, 144A	5.625%	3/01/24	BB	850,736
2,035	Total Household Durables				2,209,698

	Media – 5.1%

340	AMC Networks Inc	5.000%	4/01/24	BB	344,325
375	CCO Holdings LLC / CCO Holdings Capital Corp, 144A	4.000%	3/01/23	BB+	378,281
2,350	CSC Holdings LLC	5.250%	6/01/24	B+	2,546,703
750	DISH DBS Corp	5.000%	3/15/23	B2	784,973
3,815	Total Media				4,054,282

	Metals & Mining – 4.9%

850	Commercial Metals Co	4.875%	5/15/23	BB+	896,155
1,250	First Quantum Minerals Ltd, 144A	6.500%	3/01/24	B	1,275,000
1,125	FMG Resources August 2006 Pty Ltd, 144A	5.125%	5/15/24	BB+	1,224,844
500	Freeport-McMoRan Inc	3.875%	3/15/23	BB+	521,330
3,725	Total Metals & Mining				3,917,329

	Oil, Gas & Consumable Fuels – 18.7%

300	Buckeye Partners LP	4.150%	7/01/23	BB	310,125
533	Calumet Specialty Products Partners LP / Calumet Finance Corp	7.625%	1/15/22	B–	531,667
500	Calumet Specialty Products Partners LP / Calumet Finance Corp	7.750%	4/15/23	B–	497,500
750	Cenovus Energy Inc	3.000%	8/15/22	BBB–	765,258
225	Continental Resources Inc/OK	4.500%	4/15/23	BBB–	234,131
500	Continental Resources Inc/OK	3.800%	6/01/24	BBB–	528,750
794	Energean Israel Finance Ltd , Reg S, 144A	4.500%	3/30/24	BB–	810,827
250	Energy Transfer LP	5.875%	1/15/24	BBB–	277,026
500	EnLink Midstream Partners LP	4.400%	4/01/24	BB+	525,000
500	EQM Midstream Partners LP	4.750%	7/15/23	BB	521,875
1,500	Leviathan Bond Ltd, 144A	5.750%	6/30/23	BB	1,567,898
1,000	NAK Naftogaz Ukraine via Kondor Finance PLC	7.375%	7/19/22	B	1,028,773
1,750	Occidental Petroleum Corp	2.700%	2/15/23	Ba2	1,788,850
1,000	Petroleos Mexicanos	4.875%	1/18/24	BBB	1,049,500
1,000	Range Resources Corp	5.000%	3/15/23	B+	1,035,000
300	Sasol Financing International Ltd	4.500%	11/14/22	BB	307,350
1,000	SM Energy Co	5.000%	1/15/24	B	998,750
1,000	Southwestern Energy Co	4.100%	3/15/22	BB	1,007,500
270	Western Midstream Operating LP	4.000%	7/01/22	BB	274,387
750	Western Midstream Operating LP, (3-Month LIBOR reference rate + 2.100% spread), (3)	2.288%	1/13/23	BB	746,257
14,422	Total Oil, Gas & Consumable Fuels				14,806,424

Principal Amount (000)	Description (1)			Coupon	Maturity	Ratings (2)	Value

	Pharmaceuticals – 1.7%

$1,300	Teva Pharmaceutical Finance Netherlands III BV			6.000%	4/15/24	Ba2	$1,378,000

	Real Estate Management & Development – 0.8%

600	Realogy Group LLC / Realogy Co-Issuer Corp, 144A			4.875%	6/01/23	B–	624,000

	Specialty Retail – 1.4%

1,000	L Brands Inc			5.625%	10/15/23	BB–	1,098,750

	Technology Hardware, Storage & Peripherals – 1.1%

500	Diebold Nixdorf Inc			8.500%	4/15/24	CCC	511,875
375	EMC Corp			3.375%	6/01/23	BB	389,516
875	Total Technology Hardware, Storage & Peripherals						901,391

	Textiles, Apparel & Luxury Goods – 1.0%

750	Hanesbrands Inc, 144A			4.625%	5/15/24	BB	795,000

	Thrifts & Mortgage Finance – 1.3%

1,000	Ladder Capital Finance Holdings LLLP / Ladder Capital Finance Corp, 144A			5.250%	3/15/22	BB+	1,005,000

	Trading Companies & Distributors – 1.1%

400	AerCap Ireland Capital DAC / AerCap Global Aviation Trust			4.500%	9/15/23	BBB	428,910
400	Aircastle Ltd			4.400%	9/25/23	BBB	428,193
800	Total Trading Companies & Distributors						857,103

	Wireless Telecommunication Services – 0.8%

525	Sprint Corp			7.875%	9/15/23	BB+	596,440
$58,490	Total Corporate Bonds (cost $58,508,631)						61,471,155

Principal Amount (000)	Description (1)	Coupon (4)	Reference Rate (4)	Spread (4)	Maturity (5)	Ratings (2)	Value

	VARIABLE RATE SENIOR LOAN INTERESTS – 33.7% (25.8% of Total Investments) (4)

	Beverages – 0.8%

$620	Arctic Glacier U.S.A., Inc., Term Loan B	4.500%	3-Month LIBOR	3.500%	3/20/24	CCC+	$596,197

	Capital Markets – 0.6%

478	Lions Gate Capital Holdings LLC, Term Loan A	1.854%	1-Month LIBOR	1.750%	3/22/23	Ba2	474,410

	Chemicals – 4.1%

747	Axalta Coating Systems US Holdings Inc., Term Loan B3	1.897%	3-Month LIBOR	1.750%	6/01/24	BBB–	743,051
995	Ineos US Finance LLC, Term Loan B	2.104%	1-Month LIBOR	2.000%	3/31/24	BBB–	984,945
1,500	Minerals Technologies Inc., Term Loan B	3.000%	1-Month LIBOR	2.250%	2/14/24	BB+	1,505,625
3,242	Total Chemicals						3,233,621

	Commercial Services & Supplies – 0.2%

177	RR Donnelley & Sons Co., Term Loan B	5.104%	1-Month LIBOR	5.000%	1/15/24	B+	177,627

	Communications Equipment – 2.3%

1,000	MPH Acquisition Holdings LLC, Term Loan B, (DD1)	3.750%	3-Month LIBOR	2.750%	6/07/23	Ba3	998,355
844	Univision Communications Inc., Term Loan C5	2.854%	1-Month LIBOR	2.750%	3/15/24	B	844,616
1,844	Total Communications Equipment						1,842,971

JHAA	Nuveen Corporate Income 2023 Target Term Fund (continued)
Portfolio of Investments June 30, 2021
(Unaudited)

Principal Amount (000)	Description (1)	Coupon (4)	Reference Rate (4)	Spread (4)	Maturity (5)	Ratings (2)	Value

	Food & Staples Retailing – 0.6%

$450	US Foods, Inc., Term Loan B	1.854%	1-Month LIBOR	1.750%	6/27/23	BB–	$446,068

	Health Care Equipment & Supplies – 1.7%

1,311	Greatbatch Ltd., Term Loan B	3.500%	1-Month LIBOR	2.500%	10/27/22	B+	1,314,148

	Health Care Providers & Services – 3.3%

498	Air Methods, Term Loan B	4.500%	3-Month LIBOR	3.500%	4/21/24	B	491,914
467	ATI Holdings Acquisition, Inc., Term Loan	4.500%	6-Month LIBOR	3.500%	5/10/23	B2	467,711
741	ExamWorks Group, Inc., Term Loan, (DD1)	4.250%	1-Month LIBOR	3.250%	7/27/23	B1	742,566
975	Team Health, Inc., Initial Term Loan	3.750%	1-Month LIBOR	2.750%	2/06/24	B	949,377
2,681	Total Health Care Providers & Services						2,651,568

	Health Care Technology – 1.5%

656	Change Healthcare Holdings LLC, Term Loan B	3.500%	1-Month LIBOR	2.500%	3/01/24	B+	656,340
500	IQVIA Inc., Term Loan B1	1.854%	1-Month LIBOR	1.750%	3/07/24	BBB–	497,875
1,156	Total Health Care Technology						1,154,215

	Hotels, Restaurants & Leisure – 4.6%

1,957	Boyd Gaming Corporation, Term Loan B3, (DD1)	2.338%	1-Week LIBOR	2.250%	9/15/23	BB	1,957,437
250	Cedar Fair LP, Term Loan B	1.854%	1-Month LIBOR	1.750%	4/13/24	Ba2	246,563
94	CDS U.S. Intermediate Holdings, Inc., Term Loan, First Lien	7.000%	3-Month LIBOR	6.000%	11/24/25	B	94,501
87	CDS U.S. Intermediate Holdings, Inc., Term Loan, Second Lien	2.000%	3-Month LIBOR	1.000%	11/24/27	CCC	86,705
295	CityCenter Holdings, LLC, Term Loan B	3.000%	1-Month LIBOR	2.250%	4/18/24	B+	292,624
497	Golden Nugget Inc., Initial Term Loan B	3.250%	2-Month LIBOR	2.500%	10/04/23	B	494,119
489	Travel Leaders Group, LLC, Term Loan B	4.104%	1-Month LIBOR	4.000%	1/25/24	CCC	471,772
3,669	Total Hotels, Restaurants & Leisure						3,643,721

	Household Products – 0.2%

188	Reynolds Group Holdings Inc., Term Loan	2.854%	1-Month LIBOR	2.750%	2/05/23	B+	188,132

	Insurance – 1.1%

266	Asurion LLC, Term Loan B6	3.104%	1-Month LIBOR	3.000%	11/03/23	Ba3	265,221
634	USI Inc., Initial Term Loan	3.147%	3-Month LIBOR	3.000%	5/16/24	B	628,397
900	Total Insurance						893,618

	IT Services – 1.7%

749	Syniverse Holdings, Inc., Term Loan, First Lien	6.000%	3-Month LIBOR	5.000%	3/09/23	CCC+	742,825
633	Tempo Acquisition LLC, Term Loan B	5.000%	PRIME	1.750%	5/01/24	B1	633,241
1,382	Total IT Services						1,376,066

	Machinery – 0.8%

593	Blount International Inc., Term Loan B	4.750%	1-Month LIBOR	3.750%	4/12/23	B2	595,392

	Media – 3.2%

1,000	Gray Television, Inc., Term Loan B	2.342%	1-Month LIBOR	2.250%	2/07/24	BB+	996,255
1,040	Nexstar Broadcasting, Inc., Term Loan B3, (DD1)	2.345%	1-Month LIBOR	2.250%	1/17/24	BBB–	1,037,874
498	WideOpenWest Finance LLC, Term Loan B	4.250%	1-Month LIBOR	3.250%	8/19/23	B	497,944
2,538	Total Media						2,532,073

Principal Amount (000)	Description (1)	Coupon (4)	Reference Rate (4)	Spread (4)	Maturity (5)	Ratings (2)	Value

	Professional Services – 2.8%

$723	CHG Healthcare Services Inc., Term Loan, First Lien	4.000%	3-Month LIBOR	3.000%	6/07/23	B	$723,038
1,500	Nielsen Finance LLC, Term Loan B4	2.081%	1-Month LIBOR	2.000%	10/04/23	BBB–	1,500,000
2,223	Total Professional Services						2,223,038

	Real Estate Management & Development – 0.6%

481	Brookfield Property REIT Inc., Term Loan A2	3.104%	1-Month LIBOR	3.000%	8/24/23	BB+	477,739

	Road & Rail – 1.7%

709	Hertz Corporation, (The) Term Loan B	3.500%	1-Month LIBOR	2.750%	6/30/23	N/R	710,124
653	Hertz Corporation, (The) DIP Delayed Draw Term Loan, (6)	6.477%	1-Month LIBOR	7.250%	12/31/21	N/R	656,932
1,362	Total Road & Rail						1,367,056

	Semiconductors & Semiconductor Equipment – 0.1%

107	MACOM Technology Solutions Holdings, Inc., Term Loan	2.354%	1-Month LIBOR	2.250%	5/19/24	Ba2	106,747

	Specialty Retail – 1.2%

935	Jo-Ann Stores, Inc., Term Loan	6.000%	1-Month LIBOR	5.000%	10/16/23	B	934,850

	Technology Hardware, Storage & Peripherals – 0.6%

494	Diebold, Incorporated, Term Loan B	2.875%	1-Month LIBOR	2.750%	11/06/23	B–	487,163
$26,831	Total Variable Rate Senior Loan Interests (cost $26,604,149)						26,716,420

Principal Amount (000)	Description (1)			Coupon	Maturity	Ratings (2)	Value

	CONVERTIBLE BONDS – 2.9% (2.2% of Total Investments)

	Media – 1.6%

$1,275	DISH Network Corp, 144A			2.375%	3/15/24	B1	$1,235,953

	Mortgage Real Estate Investment Trust – 1.3%

500	Blackstone Mortgage Trust Inc			4.750%	3/15/23	N/R	509,400
500	Starwood Property Trust Inc			4.375%	4/01/23	BB+	535,650
1,000	Total Mortgage Real Estate Investment Trust						1,045,050
$2,275	Total Convertible Bonds (cost $2,145,874)						2,281,003
	Total Long-Term Investments (cost $87,258,654)						90,468,578

Principal Amount (000)	Description (1)			Coupon	Maturity		Value

	SHORT-TERM INVESTMENTS – 16.7% (12.7% of Total Investments)

	REPURCHASE AGREEMENTS – 16.7% (12.7% of Total Investments)

$13,211	Repurchase Agreement with Fixed Income Clearing Corporation, dated 6/30/21, repurchase price $13,211,012, collateralized by $11,967,600, U.S. Treasury Inflation Index Notes, 0.125%, due 4/15/22, value $13,475,265			0.000%	7/01/21		$13,211,012
	Total Short-Term Investments (cost $13,211,012)						13,211,012
	Total Investments (cost $100,469,666) – 130.8%						103,679,590
	Borrowings – (30.9)% (7), (8)						(24,525,000)
	Other Assets Less Liabilities – 0.1%						99,759
	Net Assets Applicable to Common Shares – 100%						$79,254,349

JHAA	Nuveen Corporate Income 2023 Target Term Fund (continued)
Portfolio of Investments June 30, 2021
(Unaudited)

For Fund portfolio compliance purposes, the Fund’s industry classifications refer to any one or more of the industry sub-classifications used by one or more widely recognized market indexes or ratings group indexes, and/or as defined by Fund management. This definition may not apply for purposes of this report, which may combine industry sub-classifications into sectors for reporting ease.

(1)	All percentages shown in the Portfolio of Investments are based on net assets applicable to common shares unless otherwise noted.

(2)

For financial reporting purposes, the ratings disclosed are the highest of Standard & Poor’s Group (“Standard & Poor’s”), Moody’s Investors Service, Inc. (“Moody’s”) or Fitch, Inc. (“Fitch”) rating. This treatment of split-rated securities may differ from that used for other purposes, such as for Fund investment policies. Ratings below BBB by Standard & Poor’s, Baa by Moody’s or BBB by Fitch are considered to be below investment grade. Holdings designated N/R are not rated by any of these national rating agencies.

(3)	Variable rate security. The rate shown is the coupon as of the end of the reporting period.

(4)

Senior loans generally pay interest at rates which are periodically adjusted by reference to a base short-term, floating lending rate (Reference Rate) plus an assigned fixed rate (Spread). These floating lending rates are generally (i) the lending rate referenced by the London Inter-Bank Offered Rate (“LIBOR”), or (ii) the prime rate offered by one or more major United States banks. Senior loans may be considered restricted in that the Fund ordinarily is contractually obligated to receive approval from the agent bank and/or borrower prior to the disposition of a senior loan. The rate shown is the coupon as of the end of the reporting period.

(5)

Senior loans generally are subject to mandatory and/or optional prepayment. Because of these mandatory prepayment conditions and because there may be significant economic incentives for a borrower to prepay, prepayments of senior loans may occur. As a result, the actual remaining maturity of senior loans held may be substantially less than the stated maturities shown.

(6)	Investment, or portion of investment, represents an outstanding unfunded senior loan commitment.

(7)	Borrowings as a percentage of Total Investments is 23.7%.

(8)

The Fund may pledge up to 100% of its eligible investments (excluding any investments separately pledged as collateral for specific investments in derivatives, when applicable) in the Portfolio of Investments as collateral for borrowings.

144A

Investment is exempt from registration under Rule 144A of the Securities Act of 1933, as amended. These investments may only be resold in transactions exempt from registration, which are normally those transactions with qualified institutional buyers.

DD1	Portion of investment purchased on a delayed delivery basis.

LIBOR	London Inter-Bank Offered Rate

Reg S

Regulation S allows U.S. companies to sell securities to persons or entities located outside of the United States without registering those securities with the Securities and Exchange Commission. Specifically, Regulation S provides a safe harbor from the registration requirements of the Securities Act for the offers and sales of securities by both foreign and domestic issuers that are made outside the United States.

REIT	Real Estate Investment Trust

See accompanying notes to financial statements.

JEMD	Nuveen Emerging Markets Debt 2022 Target Term Fund Portfolio of Investments June 30, 2021
(Unaudited)

Principal Amount (000)	Description (1)	Coupon	Maturity	Ratings (2)	Value

	LONG-TERM INVESTMENTS – 126.3% (99.7% of Total Investments)

	EMERGING MARKETS DEBT – 74.1% (58.5% of Total Investments)

	Argentina – 2.8%

$7,575	Provincia de Buenos Aires/Government Bonds, 144A	6.500%	2/15/23	D	$3,314,138

	Bahrain – 2.6%

2,950	Bahrain Government International Bond, 144A	6.125%	7/05/22	B+	3,086,137

	Barbados – 5.7%

6,640	Barbados Government International Bond, 144A	6.500%	10/01/29	B–	6,705,895

	Costa Rica – 4.3%

5,000	Costa Rica Government International Bond, 144A, (3)	4.250%	1/26/23	B	5,073,000

	Ecuador – 4.5%

2,205	Ecuador Government International Bond, 144A	0.500%	7/31/30	B–	1,879,784
625	Ecuador Government International Bond, 144A	0.000%	7/31/30	B–	344,758
3,640	Ecuador Government International Bond, 144A	0.500%	7/31/35	B–	2,493,712
853	Ecuador Government International Bond, 144A	0.500%	7/31/40	B–	527,546
7,323	Total Ecuador				5,245,800

	Egypt – 4.0%

3,775	Egypt Government International Bond, 144A	6.125%	1/31/22	B+	3,856,162
725	Egypt Government International Bond, 144A	5.577%	2/21/23	B+	761,230
4,500	Total Egypt				4,617,392

	El Salvador – 5.4%

6,375	El Salvador Government International Bond, 144A, (3)	7.750%	1/24/23	B-	6,296,588

	Ghana – 2.3%

2,500	Ghana Government International Bond, 144A	9.250%	9/15/22	B	2,624,500

	Iraq – 7.4%

8,500	Iraq International Bond, 144A, (3)	6.752%	3/09/23	B–	8,684,875

	Lebanon – 1.0%

5,000	Lebanon Government International Bond, (4)	6.000%	1/27/23	D	628,850
4,000	Lebanon Government International Bond, (4)	6.400%	5/26/23	D	500,800
9,000	Total Lebanon				1,129,650

	Mongolia – 4.2%

3,000	Mongolia Government International Bond, 144A	5.125%	12/05/22	B	3,120,044
1,650	Mongolia Government International Bond, 144A	5.625%	5/01/23	B	1,742,813
4,650	Total Mongolia				4,862,857

	Nigeria – 3.0%

3,425	Nigeria Government International Bond, (3)	5.625%	6/27/22	B2	3,534,634

	Pakistan – 3.0%

3,450	Third Pakistan International Sukuk Co Ltd/The, 144A	5.625%	12/05/22	B–	3,542,322

	Rwanda – 7.6%

8,400	Rwanda International Government Bond, 144A, (3)	6.625%	5/02/23	B+	8,904,000

JEMD	Nuveen Emerging Markets Debt 2022 Target Term Fund (continued)
Portfolio of Investments June 30, 2021
(Unaudited)

Principal Amount (000)	Description (1)	Coupon	Maturity	Ratings (2)	Value

	Sri Lanka – 1.9%

$3,000	Sri Lanka Government International Bond, 144A	5.750%	4/18/23	CCC+	$2,223,750

	Turkey – 3.0%

2,500	Turkey Government International Bond	3.250%	3/23/23	BB–	2,494,400
1,000	Turkiye Ihracat Kredi Bankasi AS, 144A	4.250%	9/18/22	B+	1,012,500
3,500	Total Turkey				3,506,900

	Ukraine – 7.4%

8,225	Ukraine Government International Bond, 144A, (3)	7.750%	9/01/22	B	8,636,250

	Zambia – 4.0%

7,500	Zambia Government International Bond, 144A	5.375%	9/20/22	D	4,704,030
$102,513	Total Emerging Markets Debt (cost $100,527,200)				86,692,718

Principal Amount (000)	Description (1)	Coupon	Maturity	Ratings (2)	Value

	CORPORATE BONDS – 51.1% (40.3% of Total Investments)

	Aerospace & Defense – 2.6%

$3,000	Embraer SA	5.150%	6/15/22	BB+	$3,082,410

	Banks – 10.8%

2,000	TC Ziraat Bankasi AS, 144A	5.125%	5/03/22	B+	2,036,360
3,200	Turkiye Is Bankasi AS, 144A	6.000%	10/24/22	B–	3,270,323
2,704	Turkiye Vakiflar Bankasi TAO, 144A	6.000%	11/01/22	B–	2,759,486
700	Turkiye Vakiflar Bankasi TAO, 144A	5.750%	1/30/23	B+	720,573
717	Ukreximbank Via Biz Finance PLC, 144A	9.625%	4/27/22	B	738,253
3,000	United Bank for Africa PLC, 144A, (3)	7.750%	6/08/22	B	3,097,500
12,321	Total Banks				12,622,495

	Beverages – 1.3%

1,500	Anadolu Efes Biracilik Ve Malt Sanayii AS, 144A	3.375%	11/01/22	BBB–	1,530,000

	Capital Markets – 1.3%

1,500	Grupo Aval Ltd, 144A, (3)	4.750%	9/26/22	BBB-	1,540,792

	Consumer Finance – 1.7%

2,000	DAE Funding LLC, 144A	4.500%	8/01/22	Baa3	2,003,000

	Electric Utilities – 1.3%

1,500	Instituto Costarricense de Electricidad, 144A	6.950%	11/10/21	B1	1,505,625

	Food Products – 4.0%

1,800	BRF SA, 144A	3.950%	5/22/23	Ba2	1,863,000
2,700	Kernel Holding SA, 144A	8.750%	1/31/22	BB–	2,801,412
4,500	Total Food Products				4,664,412

	Hotels, Restaurants & Leisure – 0.9%

1,000	Fortune Star BVI Ltd	5.250%	3/23/22	BB	1,010,330

	Independent Power & Renewable Electricity Producers – 2.0%

2,250	Azure Power Energy Ltd, 144A, (3)	5.500%	11/03/22	Ba2	2,283,750

	Metals & Mining – 1.9%

1,569	Petra Diamonds US Treasury PLC, 144A, (cash 10.500%, PIK 10.500%)	10.500%	3/08/26	B–	1,533,697
700	Volcan Cia Minera SAA, 144A	5.375%	2/02/22	BB	707,007
2,269	Total Metals & Mining				2,240,704

Principal Amount (000)	Description (1)	Coupon	Maturity	Ratings (2)	Value

	Oil, Gas & Consumable Fuels – 9.6%

$6,740	Petroleos Mexicanos	3.500%	1/30/23	BBB	$6,881,473
4,200	Sasol Financing International Ltd	4.500%	11/14/22	BB	4,302,900
10,940	Total Oil, Gas & Consumable Fuels				11,184,373

	Pharmaceuticals – 2.2%

2,050	Teva Pharmaceutical Finance Co BV	2.950%	12/18/22	BBB	2,060,250
475	Teva Pharmaceutical Finance Netherlands III BV	2.200%	7/21/21	BBB	474,810
2,525	Total Pharmaceuticals				2,535,060

	Real Estate Management & Development – 3.8%

3,200	China Evergrande Group	8.250%	3/23/22	B3	2,729,524
1,750	Country Garden Holdings Co Ltd	4.750%	7/25/22	Baa3	1,773,448
4,950	Total Real Estate Management & Development				4,502,972

	Road & Rail – 6.4%

7,400	Transnet SOC Ltd, 144A, (3)	4.000%	7/26/22	Ba2	7,538,321

	Wireless Telecommunication Services – 1.3%

1,525	MTN Mauritius Investments Ltd, 144A	5.373%	2/13/22	Ba2	1,557,482
$59,180	Total Corporate Bonds (cost $59,021,503)				59,801,726

Shares	Description (1)				Value

	COMMON STOCKS – 0.7% (0.6% of Total Investments)

	Metals & Mining – 0.7%

41,708,682	Petra Diamonds, (5), (6)				$848,126
	Total Common Stocks (cost $784,123)				848,126

Principal Amount (000)	Description (1)	Coupon	Maturity	Ratings (2)	Value

	CONVERTIBLE BONDS – 0.4% (0.3% of Total Investments)

	Wireless Telecommunication Services – 0.4%

$598	Digicel Group Holdings Ltd, 144A, (cash 7.000%, PIK 7.000%)	7.000%	N/A (7)	CC	$461,791
$598	Total Convertible Bonds (cost $79,181)				461,791
	Total Long-Term Investments (cost $160,412,007)				147,804,361

Principal Amount (000)	Description (1)	Coupon	Maturity	Ratings (2)	Value

	SHORT-TERM INVESTMENTS – 0.3% (0.3% of Total Investments)

	U.S. GOVERNMENT AND AGENCY OBLIGATIONS – 0.3% (0.3% of Total Investments)

$396	Federal Agricultural Mortgage Corp Discount Notes	0.000%	7/01/21	N/R	$396,000
$396	Total Short-Term Investments (cost $396,000)				396,000
	Total Investments (cost $160,808,007) – 126.6%				148,200,361
	Reverse Repurchase Agreements, including accrued interest – (28.2)% (8)				(32,974,255)
	Other Assets Less Liabilities – 1.6%				1,799,774
	Net Assets Applicable to Common Shares – 100%				$117,025,880

JEMD	Nuveen Emerging Markets Debt 2022 Target Term Fund (continued)
Portfolio of Investments June 30, 2021
(Unaudited)

Summary of Investments in Emerging Markets Countries

South Africa	10.1%
Turkey	9.3%
Ukraine	8.2%
Rwanda	6.0%
Iraq	5.9%
Mexico	4.6%
Barbados	4.5%
Nigeria	4.5%
Costa Rica	4.4%
El Salvador	4.2%
China	3.7%
Ecuador	3.5%
Brazil	3.3%
Mongolia	3.3%
Zambia	3.2%

Egypt	3.1%
Pakistan	2.4%
Argentina	2.3%
Bahrain	2.2%
Ghana	1.8%
India	1.5%
Sri Lanka	1.5%
United Arab Emirates	1.4%
Colombia	1.0%
Lebanon	0.8%
Peru	0.5%
Jamaica	0.3%
Total Emerging Markets Countries	97.5%
Total Developed Countries	2.5%
Total Investments	100%

For Fund portfolio compliance purposes, the Fund’s industry classifications refer to any one or more of the industry sub-classifications used by one or more widely recognized market indexes or ratings group indexes, and/or as defined by Fund management. This definition may not apply for purposes of this report, which may combine industry sub-classifications into sectors for reporting ease.

(1)	All percentages shown in the Portfolio of Investments are based on net assets applicable to common shares unless otherwise noted.

(2)

For financial reporting purposes, the ratings disclosed are the highest of Standard & Poor’s Group (“Standard & Poor’s”), Moody’s Investors Service, Inc. (“Moody’s”) or Fitch, Inc. (“Fitch”) rating. This treatment of split-rated securities may differ from that used for other purposes, such as for Fund investment policies. Ratings below BBB by Standard & Poor’s, Baa by Moody’s or BBB by Fitch are considered to be below investment grade. Holdings designated N/R are not rated by any of these national rating agencies.

(3)

Investment, or portion of investment has been pledged to collateralize the net payment obligations for investments in reverse repurchase agreements. As of the end of the reporting period, investments with a value of $48,529,627 have been pledged as collateral for reverse repurchase agreements.

(4)	Defaulted security. A security whose issuer has failed to fully pay principal and/or interest when due, or is under the protection of bankruptcy.

(5)	Non-income producing; issuer has not declared an ex-dividend date within the past twelve months.

(6)	For fair value measurement disclosure purposes, investment classified as Level 2.

(7)	Perpetual security. Maturity date is not applicable.

(8)	Reverse Repurchase Agreements as a percentage of Total Investments is 22.2%.

N/A	Not Applicable.

144A

Investment is exempt from registration under Rule 144A of the Securities Act of 1933, as amended. These investments may only be resold in transactions exempt from registration, which are normally those transactions with qualified institutional buyers.

PIK

Payment-in-kind (“PIK”) security. Depending on the terms of the security, income may be received in the form of cash, securities, or a combination of both. The PIK rate shown, where applicable, represents the annualized rate of the last PIK payment made by the issuer as of the end of the reporting period.

See accompanying notes to financial statements.

Statement of Assets and Liabilities

June 30, 2021

(Unaudited)

	JHB	JHAA	JEMD
Assets
Long-term investments, at value (cost $461,420,602, $87,258,654 and $160,412,007, respectively)	$457,740,641	$90,468,578	$147,804,361
Short-term investments, at value (cost approximates value)	59,978,686	13,211,012	396,000
Cash	2,162,061	—	—
Receivable for:
Interest	5,707,798	916,425	2,117,048
Investments sold	4,285,417	3,898,964	343,440
Reclaims	23,762	—	—
Other assets	26,887	355	—
Total assets	529,925,252	108,495,334	150,660,849
Liabilities
Cash overdraft	—	—	49,828
Borrowings	—	24,525,000	—
Reverse repurchase agreements, including accrued interest	—	—	32,974,255
Payable for:
Dividends	790,326	243,598	422,052
Investments purchased – regular settlement	—	1,637,888	—
Investments purchased – when-issued/delayed-delivery settlement	—	2,435,976	—
Unfunded senior loans	—	258,720	—
Accrued expenses:
Custodian fees	103,235	51,629	25,710
Interest	—	940	—
Management fees	283,946	55,751	118,041
Trustees fees	32,299	1,339	1,891
Other	94,253	30,144	43,192
Total liabilities	1,304,059	29,240,985	33,634,969
Net assets applicable to common shares outstanding	$528,621,193	$79,254,349	$117,025,880
Common shares outstanding	55,900,049	7,825,808	14,248,486
Net asset value (“NAV”) per common share outstanding	$9.46	$10.13	$8.21
Net assets applicable to common shares consist of:
Common shares, $0.01 par value per share	$559,000	$78,258	$142,485
Paid-in-surplus	548,482,363	76,965,226	139,695,040
Total distributable earnings	(20,420,170)	2,210,865	(22,811,645)
Net assets applicable to common shares	$528,621,193	$79,254,349	$117,025,880
Authorized common shares	Unlimited	Unlimited	Unlimited

See accompanying notes to financial statements.

Statement of Operations

Six Months Ended June 30, 2021

(Unaudited)

	JHB	JHAA	JEMD
Investment Income	$7,985,905	$2,275,920	$3,499,881
Expenses
Management fees	1,717,122	335,833	699,052
Interest expense	—	111,784	142,323
Custodian fees	42,270	23,177	10,211
Trustees fees	6,354	1,387	2,058
Professional fees	38,175	23,832	23,761
Shareholder reporting expenses	30,410	11,863	18,139
Shareholder servicing agent fees	932	932	931
Stock exchange listing fees	10,064	5,801	3,296
Investor relations expenses	12,306	2,434	3,410
Other	11,717	5,527	6,702
Total expenses	1,869,350	522,570	909,883
Net investment income (loss)	6,116,555	1,753,350	2,589,998
Realized and Unrealized Gain (Loss)
Net realized gain (loss) from investments and foreign currency	449,176	413,448	(789,619)
Change in net unrealized appreciation (depreciation) of investments and foreign currency	(986,926)	352,476	5,226,318
Net realized and unrealized gain (loss)	(537,750)	765,924	4,436,699
Net increase (decrease) in net assets applicable to common shares from operations	$5,578,805	$2,519,274	$7,026,697

See accompanying notes to financial statements.

Statement of Changes in Net Assets

	JHB		JHAA
	Six Months Ended 6/30/21 (Unaudited)	Year Ended 12/31/20	Six Months Ended 6/30/21 (Unaudited)	Year Ended 12/31/20
Operations
Net investment income (loss)	$6,116,555	$19,203,348	$1,753,350	$4,110,198
Net realized gain (loss) from investments and foreign currency	449,176	(17,660,517)	413,448	(2,192,600)
Change in net unrealized appreciation (depreciation) of investments and foreign currency	(986,926)	(7,892,389)	352,476	(224,577)
Net increase (decrease) in net assets applicable to common shares from operations	5,578,805	(6,349,558)	2,519,274	1,693,021
Distributions to Common Shareholders
Dividends	(6,540,306)	(21,381,466)	(1,792,041)	(4,267,771)
Decrease in net assets applicable to common shares from distributions to common shareholders	(6,540,306)	(21,381,466)	(1,792,041)	(4,267,771)
Capital Share Transactions
Net proceeds from common shares issued to shareholders due to reinvestment of distributions	—	141,156	3,531	70,204
Net increase (decrease) in net assets applicable to common shares from capital share transactions	—	141,156	3,531	70,204
Net increase (decrease) in net assets applicable to common shares	(961,501)	(27,589,868)	730,764	(2,504,546)
Net assets applicable to common shares at the beginning of period	529,582,694	557,172,562	78,523,585	81,028,131
Net assets applicable to common shares at the end of period	$528,621,193	$529,582,694	$79,254,349	$78,523,585

See accompanying notes to financial statements.

Statement of Changes in Net Assets (continued)

	JEMD
	Six Months Ended 6/30/21 (Unaudited)	Year Ended 12/31/20
Operations
Net investment income (loss)	$2,589,998	$6,051,559
Net realized gain (loss) from investments and foreign currency	(789,619)	(8,415,315)
Change in net unrealized appreciation (depreciation) of investments and foreign currency	5,226,318	(5,176,486)
Net increase (decrease) in net assets applicable to common shares from operations	7,026,697	(7,540,242)
Distributions to Common Shareholders
Dividends	(2,692,727)	(6,182,401)
Decrease in net assets applicable to common shares from distributions to common shareholders	(2,692,727)	(6,182,401)
Capital Share Transactions
Net proceeds from common shares issued to shareholders due to reinvestment of distributions	12,358	63,298
Net increase (decrease) in net assets applicable to common shares from capital share transactions	12,358	63,298
Net increase (decrease) in net assets applicable to common shares	4,346,328	(13,659,345)
Net assets applicable to common shares at the beginning of period	112,679,552	126,338,897
Net assets applicable to common shares at the end of period	$117,025,880	$112,679,552

See accompanying notes to financial statements.

Statement of Cash Flows

Six Months Ended June 30, 2021

(Unaudited)

	JHB	JHAA	JEMD
Cash Flows from Operating Activities:
Net Increase (Decrease) in Net Assets Applicable to Common Shares from Operations	$5,578,805	$2,519,274	$7,026,697
Adjustments to reconcile the net increase (decrease) in net assets applicable to common shares from operations to net cash provided by (used in) operating activities:
Purchases of investments	(333,231,333)	(33,815,477)	(14,447,173)
Proceeds from sales and maturities of investments	264,761,520	40,269,027	13,017,879
Proceeds from (Purchase of) short-term investments, net	(59,978,686)	(5,614,290)	(396,000)
Taxes paid	(168,534)	(26,127)	(80,663)
Amortization (Accretion) of premiums and discounts, net	4,078,986	(53,641)	162,820
(Increase) Decrease in:
Receivable for interest	(101,455)	111,106	148,585
Receivable for investments sold	10,562,707	(973,802)	(293,235)
Receivable for reclaims	(19,817)	—	—
Other assets	(5,535)	(66)	—
Increase (Decrease) in:
Payable for investments purchased – regular settlement	—	1,637,888	—
Payable for investments purchased – when-issued/delayed-delivery settlement	—	(1,581,615)	—
Payable for unfunded senior loans	—	(295,328)	—
Accrued custodian fees	40,840	21,079	25,710
Accrued interest	—	(1,269)	(46,858)
Accrued management fees	(9,696)	(1,275)	730
Accrued shareholder reporting expenses	(41,138)	(6,253)	—
Accrued Trustees fees	7,627	706	987
Accrued other expenses	41,223	(573)	(25,160)
Net realized (gain) loss from investments and foreign currency	(449,176)	(413,448)	789,619
Change in net unrealized appreciation (depreciation) of investments and foreign currency	986,926	(352,476)	(5,226,318)
Net cash provided by (used in) operating activities	(107,946,736)	1,423,440	657,620
Cash Flow from Financing Activities:
Cash overdraft	—	—	49,828
Cash distributions paid to common shareholders	(5,749,980)	(1,544,912)	(2,258,317)
Net cash provided by (used in) financing activities	(5,749,980)	(1,544,912)	(2,208,489)
Net Increase (Decrease) in Cash	(113,696,716)	(121,472)	(1,550,869)
Cash at the beginning of period	115,858,777	121,472	1,550,869
Cash at the end of period	2,162,061	—	—

Supplemental Disclosure of Cash Flow Information	JHB	JHAA	JEMD
Cash paid for interest (excluding costs)	$—	$111,183	$189,181
Non-cash financing activities not included herein consists of reinvestments of common share distributions	—	3,531	12,358

See accompanying notes to financial statements.

Financial Highlights

Selected data for a share outstanding throughout each period:

		Investment Operations			Less Distributions to Common Shareholders				Common Share
	Beginning Common Share NAV	Net Investment Income (Loss)(a)	Net Realized/ Unrealized Gain (Loss)	Total	From Net Investment Income	From Accumulated Net Realized Gains	Return of Capital	Total	Offering Costs	Premium from Shares Sold through Shelf Offering	Ending NAV	Ending Share Price

JHB
Year Ended 12/31:
2021(h)	$9.47	$0.11	$—	$0.11	$(0.12)	$—	$—	$(0.12)	$—	$—	$9.46	$9.42
2020	9.97	0.34	(0.46)	(0.12)	(0.38)	—	—	(0.38)	—	—	9.47	9.20
2019	9.50	0.49	0.49	0.98	(0.51)	— *	—	(0.51)	—	—	9.97	10.01
2018	10.12	0.59	(0.62)	(0.03)	(0.57)	(0.02)	—	(0.59)	—	—	9.50	8.90
2017	9.92	0.64	0.16	0.80	(0.58)	(0.02)	—	(0.60)	—	—	10.12	9.96
2016(b)	9.85	0.17	0.06	0.23	(0.14)	(0.01)	—	(0.15)	(0.01)	—	9.92	9.88

JHAA
Year Ended 12/31:
2021(h)	10.03	0.22	0.11	0.33	(0.23)	—	—	(0.23)	—	—	10.13	9.96
2020	10.36	0.53	(0.31)	0.22	(0.55)	—	—	(0.55)	—	—	10.03	9.58
2019	9.85	0.63	0.45	1.08	(0.57)	—	—	(0.57)	—	—	10.36	10.85
2018(f)	9.88	(0.01)	—	(0.01)	—	—	—	—	(0.02)	—	9.85	10.85

JEMD
Year Ended 12/31:
2021(h)	7.91	0.18	0.31	0.49	(0.19)	—	—	(0.19)	—	—	8.21	8.12
2020	8.87	0.42	(0.95)	(0.53)	(0.43)	—	—	(0.43)	—	—	7.91	7.48
2019	8.49	0.54	0.29	0.83	(0.45)	—	—	(0.45)	—	—	8.87	8.91
2018	9.84	0.54	(1.38)	(0.84)	(0.51)	—	—	(0.51)	—	—	8.49	7.63
2017(g)	9.85	0.12	(0.02)	0.10	(0.09)	— *	—	(0.09)	(0.02)	—	9.84	9.40

	Borrowings at the End of Period
	Aggregate Amount Outstanding (000)	Asset Coverage Per $1,000

JHB
Year Ended 12/31:
2021(h)	$—	$—
2020	—	—
2019	192,000	3,902
2018	190,000	3,793
2017	190,000	3,976
2016(b)	190,000	3,915

JHAA
Year Ended 12/31:
2021(h)	24,525	4,232
2020	24,525	4,202
2019	27,025	3,998

		Common Share Supplemental Data/ Ratios Applicable to Common Shares
Common Shares Total Returns			Ratios to Average Net Assets(d)
Based on NAV(c)	Based on Share Price(c)	Ending Net Assets (000)	Expenses		Net Investment Income (Loss)		Portfolio Turnover Rate(e)

1.14%	3.67%	$528,621	0.71	%**	2.33	%**	58%
(1.07)	(4.17)	529,583	0.99		3.65		45
10.44	18.39	557,173	1.98		4.96		41
(0.43)	(4.99)	530,692	1.86		5.94		27
8.22	6.98	565,385	1.57		6.37		37
2.26	0.32	553,912	1.17	**	4.79	**	6

3.31	6.38	79,254	1.34	**	4.48	**	36
2.51	(6.43)	78,524	1.57		5.49		47
11.20	5.71	81,028	2.03		6.13		34
(0.30)	8.50	69,042	1.74	**	(1.74	)**	—

6.25	11.15	117,026	1.60	**	4.55	**	9
(5.57)	(10.90)	112,680	1.87		5.52		18
9.88	22.93	126,339	2.50		6.11		14
(8.71)	(13.85)	120,871	2.38		5.98		9
0.79	(5.15)	140,077	1.85	**	4.70	**	7

(a)	Per share Net Investment Income (Loss) is calculated using the average daily common shares method.
(b)	For the period August 23, 2016 (commencement of operations) through December 31, 2016.
(c)

Total Return Based on Common Share NAV is the combination of changes in common share NAV, reinvested dividend income at NAV and reinvested capital gains distributions at NAV, if any. The last dividend declared in the period, which is typically paid on the first business day of the following month, is assumed to be reinvested at the ending NAV. The actual reinvest price for the last dividend declared in the period may often be based on the Fund’s market price (and not its NAV), and therefore may be different from the price used in the calculation. Total returns are not annualized.

Total Return Based on Common Share Price is the combination of changes in the market price per share and the effect of reinvested dividend income and reinvested capital gains distributions, if any, at the average price paid per share at the time of reinvestment. The last dividend declared in the period, which is typically paid on the first business day of the following month, is assumed to be reinvested at the ending market price. The actual reinvestment for the last dividend declared in the period may take place over several days, and in some instances may not be based on the market price, so the actual reinvestment price may be different from the price used in the calculation. Total returns are not annualized.

(d)	•	Net Investment Income (Loss) ratios reflect income earned and expenses incurred on assets attributable to borrowings and/or reverse repurchase agreements, where applicable, (as described in Note 8 – Fund Leverage), where applicable.
	•	Each ratio includes the effect of all interest expense paid and other costs related to borrowings and/or reverse repurchase agreements, where applicable, as follows:

Ratios of Interest Expense to Average Net Assets Applicable to Common Shares
JHB
Year Ended 12/31:
2021(h)	—%
2020	0.20
2019	1.01
2018	0.92
2017	0.62
2016(b)	0.25	**

Ratios of Interest Expense to Average Net Assets Applicable to Common Shares
JHAA
Year Ended 12/31:
2021(h)	0.29	%**
2020	0.47
2019	0.99	**

Ratios of Interest Expense to Average Net Assets Applicable to Common Shares
JEMD
Year Ended 12/31:
2021(h)	0.25	%**
2020	0.48
2019	1.09
2018	0.94
2017(g)	0.48	**

(e)

Portfolio Turnover Rate is calculated based on the lesser of long-term purchases or sales (as disclosed in Note 4 – Portfolio Securities and Investments in Derivatives) divided by the average long-term market value during the period.

(f)	For the period December 18, 2018 (commencement of operations) through December 31, 2018.
(g)	For the period September 26, 2017 (commencement of operations) through December 31, 2017.
(h)	Unaudited. For the six months ended June 30, 2021.
*	Rounds to less than $0.01 per common share.
**	Annualized.

See accompanying notes to financial statements.

Notes to Financial Statements

(Unaudited)

1. General Information

Fund Information

The funds covered in this report and their corresponding New York Stock Exchange (“NYSE”) symbols are as follows (each a “Fund” and collectively, the “Funds”):

•	Nuveen Corporate Income November 2021 Target Term Fund (JHB)

•	Nuveen Corporate Income 2023 Target Term Fund (JHAA)

•	Nuveen Emerging Markets Debt 2022 Target Term Fund (JEMD)

The Funds are registered under the Investment Company Act of 1940 (the “1940 Act”), as amended, as diversified, closed-end management investment companies. JHB, JHAA and JEMD were each organized as Massachusetts business trusts on July 13, 2015, September 20, 2018 and June 1, 2017, respectively.

Each Fund seeks to return its original net asset value (“NAV”) per share on or about its termination date as noted in the following table.

	Original NAV Per Share	Termination Date
JHB	$9.85	November 1, 2021
JHAA	$9.875	December 1, 2023
JEMD	$9.85	December 1, 2022

The end of the reporting period for the Funds is June 30, 2021, and the period covered by these Notes to Financial Statements is the six months ended June 30, 2021 (the “current fiscal period”).

Investment Adviser and Sub-Adviser

The Funds’ investment adviser is Nuveen Fund Advisors, LLC (the “Adviser”), a subsidiary of Nuveen, LLC (“Nuveen”). Nuveen is the investment management arm of Teachers Insurance and Annuity Association of America (TIAA). The Adviser has overall responsibility for management of the Funds, oversees the management of the Funds’ portfolios, manages the Funds’ business affairs and provides certain clerical, bookkeeping and other administrative services, and, if necessary, asset allocation decisions. For JHB and JHAA, the Adviser has entered into sub-advisory agreements with Nuveen Asset Management, LLC, (“NAM”), a subsidiary of the Adviser, under which NAM manages the investment portfolios of the Funds. For JEMD, the Adviser has entered into a sub-advisory agreement with Teachers Advisors, LLC (“TAL”), an affiliate of the Adviser, under which TAL manages the Fund’s investment portfolio.

JHB Announces Wind-Up Period

JHB has entered the wind-up period in anticipation of its termination date on November 1, 2021. During the wind-up period the Fund may deviate from its investment objectives and policies, and may invest up to a 100% of its managed assets in high quality, short-term securities. High quality, short-term securities for this Fund include securities rated investment grade (BBB-/Baa3 or higher or unrated but judged by the Sub-Adviser to be of comparable quality) with a final or remaining maturity of 397 days or less. Consequently, for the remainder of its term, the Fund will invest at least 80% of its managed assets in (i) corporate debt securities; and (ii) short-term investment grade securities that have a final or remaining maturity of 397 days or less, so long as the maturity of any security in the Fund does not occur later than May 1, 2022. These expanded investment parameters currently will provide the fund additional flexibility to reinvest the proceeds of matured or called portfolio securities in higher quality, short-term securities. As the Fund gets closer to its termination date, the fund will begin to affirmatively transition its remaining below investment grade portfolio holdings to such high quality, short-term securities to enhance its ability to efficiently liquidate its portfolio at termination. The Fund has also completed the process of redeeming and retiring its leverage in anticipation of its termination date. The Fund’s NAV ended the reporting period at $9.46 per share.

Other Matters

The outbreak of the novel coronavirus (“COVID-19”) and subsequent global pandemic began significantly impacting the U.S. and global financial markets and economies during the calendar quarter ended March 31, 2020. The worldwide spread of COVID-19 has created significant uncertainty in the global economy. The duration and extent of COVID-19 over the long term cannot be reasonably estimated at this time. The ultimate impact of COVID-19 and the extent to which COVID-19 impacts the Funds’ normal course of business, results of operations, investments, and cash flows will depend on future developments, which are highly uncertain and difficult to predict. Management continues to monitor and evaluate this situation.

2. Significant Accounting Policies

The accompanying financial statements were prepared in accordance with accounting principles generally accepted in the United States of America (“U.S. GAAP”), which may require the use of estimates made by management and the evaluation of subsequent events. Actual results may differ from those estimates. Each Fund is an investment company and follows the accounting guidance in the Financial Accounting Standards Board (“FASB”) Accounting Standards Codification 946, Financial Services – Investment Companies. The NAV for financial reporting purposes may differ from the NAV for processing security and common share transactions. The NAV for financial reporting purposes includes security and common share transactions through the date of the report. Total return is computed based on the NAV used for processing security and common share transactions. The following is a summary of the significant accounting policies consistently followed by the Funds.

Compensation

The Funds pay no compensation directly to those of its trustees who are affiliated with the Adviser or to its officers, all of whom receive remuneration for their services to the Funds from the Adviser or its affiliates. The Funds’ Board of Trustees (the “Board”) has adopted a deferred compensation plan for independent trustees that enables trustees to elect to defer receipt of all or a portion of the annual compensation they are entitled to receive from certain Nuveen-advised funds. Under the plan, deferred amounts are treated as though equal dollar amounts had been invested in shares of select Nuveen-advised funds.

Distributions to Common Shareholders

Distributions to common shareholders are recorded on the ex-dividend date. The amount, character and timing of distributions are determined in accordance with federal income tax regulations, which may differ from U.S. GAAP.

In seeking to achieve its investment objectives, each Fund currently intends to set aside and retain in its net assets (and therefore its NAV) a portion of its net investment income, and possibly all or a portion of its gains. This will reduce the amounts otherwise available for distribution prior to the liquidation of the Funds, and the Funds may incur taxes on such retained amounts. Such retained income or gains, net of any taxes, would constitute a portion of the liquidating distribution returned to investors on or about the termination date.

Foreign Currency Transactions and Translation

To the extent that the Funds invest in securities and/or contracts that are denominated in a currency other than U.S. dollars, the Funds will be subject to currency risk, which is the risk that an increase in the U.S. dollar relative to the foreign currency will reduce returns or portfolio value. Generally, when the U.S. dollar rises in value against a foreign currency, the Funds’ investments denominated in that currency will lose value because its currency is worth fewer U.S. dollars; the opposite effect occurs if the U.S. dollar falls in relative value. Investments and other assets and liabilities denominated in foreign currencies are converted into U.S. dollars on a spot (i.e. cash) basis at the spot rate prevailing in the foreign currency exchange market at the time of valuation. Purchases and sales of investments and income denominated in foreign currencies are translated into U.S. dollars on the respective dates of such transactions.

The books and records of the Funds are maintained in U.S. dollars. Assets, including investments, and liabilities denominated in foreign currencies are translated into U.S. dollars at the end of each day. Purchases and sales of securities, income and expenses are translated into U.S. dollars at the prevailing exchange rate on the respective dates of the transactions.

Net realized foreign currency gains and losses resulting from changes in exchange rates associated with (i) foreign currency, (ii) investments and (iii) derivatives include foreign currency gains and losses between trade date and settlement date of the transactions, foreign currency transactions, and the difference between the amounts of interest and dividends recorded on the books of the Fund and the amounts actually received are recognized as a component of “Net realized gain (loss) from investments and foreign currency” on the Statement of Operations, when applicable.

The unrealized gains and losses resulting from changes in foreign currency exchange rates and changes in foreign exchange rates associated with (i) investments and (ii) other assets and liabilities are recognized as a component of “Change in net unrealized appreciation (depreciation) of investments and foreign currency” on the Statement of Operations, when applicable. The unrealized gains and losses resulting from changes in foreign exchange rates associated with investments in derivatives are recognized as a component of the respective derivative’s related “Change in net unrealized appreciation (depreciation)” on the Statement of Operations, when applicable.

Notes to Financial Statements (continued)

(Unaudited)

As of the end of the reporting period, the following Funds’ investments in non-U.S. securities were as follows:

JHB	Value	% of Total Investments
Country:
Germany	$49,306,449	9.6%
Switzerland	21,756,661	4.2
United Kingdom	11,522,975	2.3
Israel	10,005,177	1.9
Mexico	7,153,480	1.4
Egypt	6,895,125	1.3
Canada	5,384,138	1.0
South Africa	4,724,673	0.9
Italy	4,465,514	0.9
Other	16,267,064	3.1
Total non-U.S. securities	$137,481,256	26.6%

JHAA
Country:
Israel	$3,756,725	3.6%
Canada	2,902,168	2.8
Zambia	1,275,000	1.2
Australia	1,224,844	1.2
Ireland	1,129,020	1.1
Mexico	1,049,500	1.0
Ukraine	1,028,773	1.0
Luxembourg	984,946	1.0
South Africa	307,350	0.3
Other	255,624	0.2
Total non-U.S. securities	$13,913,950	13.4%

Indemnifications

Under the Funds’ organizational documents, their officers and trustees are indemnified against certain liabilities arising out of the performance of their duties to the Funds. In addition, in the normal course of business, the Funds enter into contracts that provide general indemnifications to other parties. The Funds’ maximum exposure under these arrangements is unknown as this would involve future claims that may be made against the Funds that have not yet occurred. However, the Funds have not had prior claims or losses pursuant to these contracts and expect the risk of loss to be remote.

Investments and Investment Income

Securities transactions are accounted for as of the trade date for financial reporting purposes. Trade date for senior and subordinated loans purchased in the “primary market” is considered the date on which the loan allocations are determined. Trade date for senior and subordinated loans purchased in the “secondary market” is the date on which the transaction is entered into. Realized gains and losses on securities transactions are based upon the specific identification method. Investment income is comprised of interest income, which is recorded on an accrual basis and includes accretion of discounts and amortization of premiums for financial reporting purposes. Investment income also reflects payment-in-kind (“PIK”) interest, fee income and paydown gains and losses, if any. PIK interest represents income received in the form of securities in lieu of cash. Fee income consists primarily of amendment fees. Amendment fees are earned as compensation for evaluating and accepting changes to an original senior loan agreement and are recognized when received.

Netting Agreements

In the ordinary course of business, the Funds may enter into transactions subject to enforceable master repurchase agreements, International Swaps and Derivatives Association, Inc. (ISDA) master agreements or other similar arrangements (“netting agreements”). Generally, the right to offset in netting agreements allows each Fund to offset certain securities and derivatives with a specific counterparty, when applicable, as well as any collateral received or delivered to that counterparty based on the terms of the agreements. Generally, each Fund manages its cash collateral and securities collateral on a counterparty basis.

The Funds’ investments subject to netting agreements as of the end of the reporting period, if any, are further described in Note 4 – Portfolio Securities and Investments in Derivatives.

New Accounting Pronouncements and Rule Issuances

Reference Rate Reform

In March 2020, FASB issued Accounting Standards Update (“ASU”) 2020-04, Reference Rate Reform: Facilitation of the Effects of Reference Rate Reform on Financial Reporting. The main objective of the new guidance is to provide relief to companies that will be impacted by the expected change in benchmark interest rates when participating banks will no longer be required to submit London Interbank Offered Rate (LIBOR) quotes by the UK Financial Conduct Authority (FCA). The new guidance allows companies to, provided the only change to existing contracts are a change to an approved benchmark interest rate, account for modifications as a continuance of the existing contract without additional analysis. For new and existing contracts, the Funds may elect to apply the amendments as of March 12, 2020 through December 31, 2022. Management has not yet elected to apply the amendments, is continuously evaluating the potential effect a discontinuation of LIBOR could have on the Funds’ investments and has currently determined that it is unlikely the ASU’s adoption will have a significant impact on the Funds’ financial statements and various filings.

Securities and Exchange Commission (“SEC”) Adopts New Rules to Modernize Fund Valuation Framework

In December 2020, the SEC voted to adopt a new rule governing fund valuation practices. New Rule 2a-5 under the 1940 Act establishes requirements for determining fair value in good faith for purposes of the 1940 Act. Rule 2a-5 will permit fund boards to designate certain parties to perform fair value determinations, subject to board oversight and certain other conditions. Rule 2a-5 also defines when market quotations are “readily available” for purposes of Section 2(a)(41) of the 1940 Act, which requires a fund to fair value a security when market quotations are not readily available. The SEC also adopted new Rule 31a-4 under the 1940 Act, which sets forth the recordkeeping requirements associated with fair value determinations. Finally, the SEC is rescinding previously issued guidance on related issues, including the role of a board in determining fair value and the accounting and auditing of fund investments. Rule 2a-5 and Rule 31a-4 became effective on March 8, 2021, with a compliance date of September 8, 2022. A fund may voluntarily comply with the rules after the effective date, and in advance of the compliance date, under certain conditions. Management is currently assessing the impact of these provisions on the Funds’ financial statements.

3. Investment Valuation and Fair Value Measurements

The Funds’ investments in securities are recorded at their estimated fair value utilizing valuation methods approved by the Board. Fair value is defined as the price that would be received upon selling an investment or transferring a liability in an orderly transaction to an independent buyer in the principal or most advantageous market for the investment. U.S. GAAP establishes the three-tier hierarchy which is used to maximize the use of observable market data and minimize the use of unobservable inputs and to establish classification of fair value measurements for disclosure purposes. Observable inputs reflect the assumptions market participants would use in pricing the asset or liability. Observable inputs are based on market data obtained from sources independent of the reporting entity. Unobservable inputs reflect management’s assumptions about the assumptions market participants would use in pricing the asset or liability. Unobservable inputs are based on the best information available in the circumstances. The following is a summary of the three-tiered hierarchy of valuation input levels.

Level 1 –	Inputs are unadjusted and prices are determined using quoted prices in active markets for identical securities.
Level 2 –	Prices are determined using other significant observable inputs (including quoted prices for similar securities, interest rates, credit spreads, etc.).
Level 3 –	Prices are determined using significant unobservable inputs (including management’s assumptions in determining the fair value of investments).

A description of the valuation techniques applied to the Funds’ major classifications of assets and liabilities measured at fair value follows:

Equity securities and exchange-traded funds listed or traded on a national market or exchange are valued based on their sale price at the official close of business of such market or exchange on the valuation date. Foreign equity securities and registered investment companies that trade on a foreign exchange are valued at the last sale price or official closing price reported on the exchange where traded and converted to U.S. dollars at the prevailing rates of exchange on the date of valuation. To the extent these securities are actively traded and that valuation adjustments are not applied, they are generally classified as Level 1. If there is no official close of business, then the latest available sale price is utilized. If no sales are reported, then the mean of the latest available bid and ask prices is utilized and these securities are generally classified as Level 2.

Prices of fixed-income securities are generally provided by an independent pricing service (“pricing service”) approved by the Board. The pricing service establishes a security’s fair value using methods that may include consideration of the following: yields or prices of investments of comparable quality, type of issue, coupon, maturity and rating, market quotes or indications of value from security dealers, evaluations of anticipated cash flows or collateral, general market conditions and other information and analysis, including the obligor’s credit characteristics considered relevant. In pricing certain securities, particularly less liquid and lower quality securities, the pricing service may consider information about a security, its issuer or market activity provided by the Adviser. These securities are generally classified as Level 2.

Notes to Financial Statements (continued)

(Unaudited)

For events affecting the value of foreign securities between the time when the exchange on which they are traded closes and the time when the Funds’ net assets are calculated, such securities will be valued at fair value in accordance with procedures adopted by the Board. These foreign securities are generally classified as Level 2.

Repurchase agreements are valued at contract amount plus accrued interest, which approximates market value. These securities are generally classified as Level 2.

Any portfolio security or derivative for which market quotations are not readily available or for which the above valuation procedures are deemed not to reflect fair value are valued at fair value, as determined in good faith using procedures approved by the Board. As a general principle, the fair value of a security would appear to be the amount that the owner might reasonably expect to receive for it in a current sale. A variety of factors may be considered in determining the fair value of such securities, which may include consideration of the following: yields or prices of investments of comparable quality, type of issue, coupon, maturity and rating, market quotes or indications of value from security dealers, evaluations of anticipated cash flows or collateral, general market conditions and other information and analysis, including the obligor’s credit characteristics considered relevant. To the extent the inputs are observable and timely, the values would be classified as Level 2 of the fair value hierarchy; otherwise they would be classified as Level 3.

The following table summarizes the market value of the Funds’ investments as of the end of the reporting period, based on the inputs used to value them:

JHB	Level 1	Level 2		Level 3	Total
Long-Term Investments*:
Corporate Bonds	$—	$440,913,783		$—	$440,913,783
Sovereign Debt	—	10,814,498		—	10,814,498
Convertible Bonds	—	5,093,750		—	5,093,750
Common Stocks	—	918,610	**	—	918,610

Short-Term Investments:
Corporate Bonds	—	59,978,686		—	59,978,686
Total	$—	$517,719,327		$—	$517,719,327

JHAA
Long-Term Investments*:
Corporate Bonds	$—	$61,471,155		$—	$61,471,155
Variable Rate Senior Loan Interests	—	26,716,420		—	26,716,420
Convertible Bonds	—	2,281,003		—	2,281,003

Short-Term Investments:
Repurchase Agreements	—	13,211,012		—	13,211,012
Total	$—	$103,679,590		$—	$103,679,590

JEMD
Long-Term Investments*:
Emerging Markets Debt	$—	$86,692,718		$—	$86,692,718
Corporate Bonds	—	59,801,726		—	59,801,726
Common Stocks	—	848,126	**		848,126
Convertible Bonds	—	461,791		—	461,791

Short-Term Investments:
U.S. Government and Agency Obligations	—	396,000		—	396,000
Total	$—	$148,200,361		$—	$148,200,361
*	Refer to the Funds’ Portfolio of Investments for industry and/or country classifications, where applicable.
**	Refer to the Funds’ Portfolio of Investments for securities classified as Level 2.

4. Portfolio Securities and Investments in Derivatives

Portfolio Securities

Unfunded Commitments

Pursuant to the terms of certain of the variable rate senior loan agreements, each Fund may have unfunded senior loan commitments. Each Fund will maintain with its custodian, cash, liquid securities and/or liquid senior loans having an aggregate value at least equal to the amount of unfunded senior loan commitments. As of the end of the reporting period, the Funds’ outstanding unfunded senior loan commitments were as follows:

JHAA
Outstanding unfunded senior loan commitment	$258,720

Participation Commitments

With respect to the senior loans held in each Fund’s portfolio, a Fund may: 1) invest in assignments; 2) act as a participant in primary lending syndicates; or 3) invest in participations. If a Fund purchases a participation of a senior loan interest, the Fund would typically enter into a contractual agreement with the lender or other third party selling the participation, rather than directly with the borrower. As such, a Fund not only assumes the credit risk of the borrower, but also that of the selling participant or other persons interpositioned between the Fund and the borrower. As of the end of the reporting period, the Funds had no such outstanding participation commitments.

Repurchase Agreements

In connection with transactions in repurchase agreements, it is each Fund’s policy that its custodian take possession of the underlying collateral securities, the fair value of which exceeds the principal amount of the repurchase transaction, including accrued interest, at all times. If the counterparty defaults, and the fair value of the collateral declines, realization of the collateral may be delayed or limited.

The following table presents the repurchase agreements for the Funds that are subject to netting agreements as of the end of the reporting period, and the collateral delivered related to those repurchase agreements.

Fund	Counterparty	Short-Term Investments, at Value	Collateral Pledged (From) Counterparty
JHAA	Fixed Income Clearing Corporation	$13,211,012	$(13,475,265)

Zero Coupon Securities

A zero coupon security does not pay a regular interest coupon to its holders during the life of the security. Income to the holder of the security comes from accretion of the difference between the original purchase price of the security at issuance and the par value of the security at maturity and is effectively paid at maturity. The market prices of zero coupon securities generally are more volatile than the market prices of securities that pay interest periodically.

Investment Transactions

Long-term purchases and sales (including maturities) during the current fiscal period were as follows:

	JHB	JHAA	JEMD
Purchases	$333,231,333	$33,815,477	$14,447,173
Sales and maturities	264,761,520	40,269,030	13,017,879

The Funds may purchase securities on a when-issued or delayed-delivery basis. Securities purchased on a when-issued or delayed-delivery basis may have extended settlement periods; interest income is not accrued until settlement date. Any securities so purchased are subject to market fluctuation during this period. The Funds have earmarked securities in their portfolios with a current value at least equal to the amount of the when-issued/delayed-delivery purchase commitments. If a Fund has outstanding when-issued/delayed-delivery purchases commitments as of the end of the reporting period, such amounts are recognized on the Statement of Assets and Liabilities.

Investments in Derivatives

Each Fund is authorized to invest in certain derivative instruments, such as futures, options and swap contracts. Each Fund limits its investments in futures, options on futures and swap contracts to the extent necessary for the Adviser to claim the exclusion from registration by the Commodity Futures Trading Commission as a commodity pool operator with respect to the Fund. The Funds record derivative instruments at fair value, with changes in fair value

Notes to Financial Statements (continued)

(Unaudited)

recognized on the Statement of Operations, when applicable. Even though the Funds’ investments in derivatives may represent economic hedges, they are not considered to be hedge transactions for financial reporting purposes.

Although the Funds are authorized to invest in derivative instruments, and may do so in the future, they did not make any such investments during the current fiscal period.

Market and Counterparty Credit Risk

In the normal course of business each Fund may invest in financial instruments and enter into financial transactions where risk of potential loss exists due to changes in the market (market risk) or failure of the other party to the transaction to perform (counterparty credit risk). The potential loss could exceed the value of the financial assets recorded on the financial statements. Financial assets, which potentially expose each Fund to counterparty credit risk, consist principally of cash due from counterparties on forward, option and swap transactions, when applicable. The extent of each Fund’s exposure to counterparty credit risk in respect to these financial assets approximates their carrying value as recorded on the Statement of Assets and Liabilities.

Each Fund helps manage counterparty credit risk by entering into agreements only with counterparties the Adviser believes have the financial resources to honor their obligations and by having the Adviser monitor the financial stability of the counterparties. Additionally, counterparties may be required to pledge collateral daily (based on the daily valuation of the financial asset) on behalf of each Fund with a value approximately equal to the amount of any unrealized gain above a pre-determined threshold. Reciprocally, when each Fund has an unrealized loss, the Funds have instructed the custodian to pledge assets of the Funds as collateral with a value approximately equal to the amount of the unrealized loss above a pre-determined threshold. Collateral pledges are monitored and subsequently adjusted if and when the valuations fluctuate, either up or down, by at least the pre-determined threshold amount.

5. Fund Shares

Common Share Transactions

Transactions in common shares during the Funds’ current and prior fiscal period were as follows:

	JHB		JHAA*		JEMD
	Six Months Ended 6/30/21	Year Ended 12/31/20	Six Months Ended 6/30/21	Year Ended 12/31/20	Six Months Ended 6/30/21	Year Ended 12/31/20
Common shares:
Issued to shareholders due to reinvestment of distributions	—	14,165	349	7,226	1,494	7,423
*	Prior to the commencement of operations, the Adviser purchased 10,128 shares, which are still held as of the end of the reporting period.

6. Income Tax Information

Each Fund is a separate taxpayer for federal income tax purposes. Each Fund intends to distribute substantially all of its net investment company taxable income to shareholders and to otherwise comply with the requirements of Subchapter M of the Internal Revenue Code applicable to regulated investment companies. In any year when a Fund realizes net capital gains, the Fund may choose to distribute all or a portion of its net capital gains to shareholders, or alternatively, to retain all or a portion of its net capital gains and pay federal corporate income taxes on such retained gains.

For all open tax years and all major taxing jurisdictions, management of the Funds has concluded that there are no significant uncertain tax positions that would require recognition in the financial statements. Open tax years are those that are open for examination by taxing authorities (i.e., generally the last four tax year ends and the interim tax period since then). Furthermore, management of the Funds is also not aware of any tax positions for which it is reasonably possible that the total amounts of unrecognized tax benefits will significantly change in the next twelve months.

The following information is presented on an income tax basis. Differences between amounts for financial statement and federal income tax purposes are primarily due to timing differences in recognizing certain gains and losses on investment transactions. To the extent that differences arise that are permanent in nature, such amounts are reclassified within the capital accounts as detailed below. Temporary differences do not require reclassification. Temporary and permanent differences do not impact the NAVs of the Funds.

The table below presents the cost and unrealized appreciation (depreciation) of each Fund’s investment portfolio, as determined on a federal income tax basis, as of June 30, 2021.

	JHB	JHAA	JEMD
Tax cost of investments	$521,680,607	$100,493,273	$160,821,172
Gross unrealized:
Appreciation	$2,956,069	$3,256,737	$3,808,911
Depreciation	(6,917,349)	(70,420)	(16,429,722)
Net unrealized appreciation (depreciation) of investments	$(3,961,280)	$3,186,317	$(12,620,811)

Permanent differences, primarily due to paydowns, distribution reallocations, bond premium amortization adjustments and federal taxes paid, resulted in reclassifications among the Funds’ components of common share net assets as of December 31, 2020, the Funds’ last tax year end.

The tax components of undistributed net ordinary income and net long-term capital gains as of December 31, 2020, the Funds’ last tax year end, were as follows:

	JHB	JHAA	JEMD
Undistributed net ordinary income[1]	$4,241,506	$890,710	$2,160,276
Undistributed net long-term capital gains	—	—	—
[1]	Net ordinary income consists of net taxable income derived from dividends, interest, and net short-term capital gains, if any.

The tax character of distributions paid during the Funds’ last tax year ended December 31, 2020 was designated for purposes of the dividends paid deduction as follows:

	JHB	JHAA	JEMD
Distributions from net ordinary income[1]	$21,381,466	$4,267,771	$6,182,401
Distributions from net long-term capital gains	—	—	—
[1]	Net ordinary income consists of net taxable income derived from dividends, interest, and net short-term capital gains, if any.

As of December 31, 2020, the Funds’ last tax year end, the Funds had unused capital losses carrying forward available for federal income tax purposes to be applied against future capital gains, if any. The capital losses are not subject to expiration.

	JHB	JHAA	JEMD
Not subject to expiration:
Short-term	$1,037,621	$366,510	$350,783
Long-term	19,867,496	1,892,758	11,180,533
Total	$20,905,117	$2,259,268	$11,531,316

7. Management Fees

Each Fund’s management fee compensates the Adviser for overall investment advisory and administrative services and general office facilities. NAM and TAL are compensated for their services to the Funds from the management fees paid to the Adviser.

Each Funds’ management fee consists of two components – a fund-level fee, based only on the amount of assets within the Fund, and a complex-level fee, based on the aggregate amount of all eligible fund assets managed by the Adviser. This pricing structure enables Fund shareholders to benefit from growth in the assets within their respective Fund as well as from growth in the amount of complex-wide assets managed by the Adviser.

The annual fund-level fee, payable monthly, for each Fund is calculated according to the following schedule:

Average Daily Managed Assets*	JHB Fund-Level Fee Rate	JHAA Fund-Level Fee Rate	JEMD Fund-Level Fee Rate
For the first $500 million	0.5000%	0.5000%	0.8000%
For the next $250 million	0.4875	0.4875	0.7875
For managed assets over $750 million	0.4750	0.4750	0.7750

Notes to Financial Statements (continued)

(Unaudited)

The annual complex-level fee, payable monthly, is calculated by multiplying the current complex-wide fee rate, determined according to the following schedule by the Funds’ daily managed assets:

Complex-Level Eligible Asset Breakpoint Level*	Effective Complex-Level Fee Rate at Breakpoint Level
$55 billion	0.2000%
$56 billion	0.1996
$57 billion	0.1989
$60 billion	0.1961
$63 billion	0.1931
$66 billion	0.1900
$71 billion	0.1851
$76 billion	0.1806
$80 billion	0.1773
$91 billion	0.1691
$125 billion	0.1599
$200 billion	0.1505
$250 billion	0.1469
$300 billion	0.1445
*

For the complex-level fees, managed assets include closed-end fund assets managed by the Adviser that are attributable to certain types of leverage. For these purposes, leverage includes the funds’ use of preferred stock and borrowings and certain investments in the residual interest certificates (also called inverse floating rate securities) in tender option bond (TOB) trusts, including the portion of assets held by a TOB trust that has been effectively financed by the trust’s issuance of floating rate securities, subject to an agreement by the Adviser as to certain funds to limit the amount of such assets for determining managed assets in certain circumstances. The complex-level fee is calculated based upon the aggregate daily managed assets of all Nuveen open-end and closed-end funds that constitute “eligible assets.” Eligible assets do not include assets attributable to investments in other Nuveen funds or assets in excess of a determined amount (originally $2 billion) added to the Nuveen fund complex in connection with the Adviser’s assumption of the management of the former First American Funds effective January 1, 2011, but do not include certain assets of certain Nuveen funds that were reorganized into funds advised by an affiliate of the Adviser during the 2019 calendar year. As of June 30, 2021, the complex-level fee for each Fund was 0.1539%.

8. Fund Leverage

Borrowings

During the current fiscal period, JHAA entered into borrowing arrangements (“Borrowings”) as a means of leverage.

As of the end of the reporting period JHAA’s maximum commitment amount under its Borrowings is as follows:

JHAA
Maximum commitment amount	$27,500,000

As of the end of the reporting period, JHAA’s outstanding balance on its Borrowings was as follows:

JHAA
Outstanding balance on Borrowings	$24,525,000

For JHAA interest is charged on the Borrowings at 1-Month LIBOR plus 0.775% per annum on the amounts borrowed and accrues a 0.125% per annum commitment fee on the undrawn portion of the Borrowings.

During the current fiscal period, the average daily balance outstanding and average annual interest rate on JHAA’s Borrowings were as follows:

JHAA
Utilization period (days outstanding)	181
Average daily balance outstanding	$24,525,000
Average annual interest rate	0.92%

In order to maintain their Borrowings, the Fund must meet certain collateral, asset coverage and other requirements. The Fund’s Borrowings outstanding is fully secured by eligible securities held in its portfolio of investments.

The Fund’s Borrowings outstanding are recognized as “Borrowings” on the Statement of Assets and Liabilities. Interest expense incurred on the borrowed amount and undrawn balance are recognized as components of “Interest expense” on the Statement of Operations.

Reverse Repurchase Agreements

During the current fiscal period, JEMD entered into reverse repurchase agreements as a means of leverage.

The Fund may enter into a reverse repurchase agreement with brokers, dealers, banks or other financial institutions that have been determined by the Adviser to be creditworthy. In a reverse repurchase agreement, a Fund sells to the counterparty a security that it holds with a contemporaneous agreement to repurchase the same security at an agreed-upon price and date, reflecting the interest rate effective for the term of the agreement. It may also be viewed as the borrowing of money by the Fund. Cash received in exchange for securities delivered, plus accrued interest payments to be made by the Fund to a counterparty, are reflected as a liability on the Statement of Assets and Liabilities. Interest payments made by the Fund to counterparties are recognized as a component of “Interest expense” on the Statement of Operations.

In a reverse repurchase agreement, the Fund retains the risk of loss associated with the sold security. In order to minimize risk, the Fund identifies for coverage securities and cash as collateral with a fair value at least equal to its purchase obligations under these agreements (including accrued interest). Reverse repurchase agreements also involve the risk that the purchaser fails to return the securities as agreed upon, files for bankruptcy or becomes insolvent. Upon a bankruptcy or insolvency of a counterparty, the Fund is considered to be an unsecured creditor with respect to excess collateral and as such the return of excess collateral may be delayed. The Fund will identify assets determined to be liquid by the Adviser to cover its obligations under reverse repurchase agreements.

As of the end of the reporting period, the Fund’s outstanding balances on its reverse repurchase agreements were as follows:

Counterparty	Coupon	Principal Amount	Maturity	Value	Value and Accrued Interest
J.P. Morgan Securities PLC	0.790%	$(19,854,811)	N/A	$(19,854,811)	$(19,956,329)
Societe Generale	0.853%	(13,000,000)	N/A	(13,000,000)	(13,017,926)
		$(32,854,811)		$(32,854,811)	$(32,974,255)

N/A – Maturity is not applicable. The final repurchase date will be established following pre-specified advance notice by the Fund or the counterparty to the reverse repurchase agreement.

During the current fiscal period, the average daily balance outstanding (which was for the entire current reporting period) and average interest rate on JEMD’s reverse repurchase agreements were as follows:

Average daily balance outstanding	$32,854,811
Average annual interest rate	1.09%

The following table presents the reverse repurchase agreements subject to netting agreements and the collateral delivered related to those reverse repurchase agreements.

Counterparty	Reverse Repurchase Agreements*	Collateral Pledged to Counterparty
J.P. Morgan Securities PLC	$(19,956,329)	$29,328,229
Societe Generale	(13,017,926)	19,201,398
	$(32,974,255)	$48,529,627
*	Represents gross value and accrued interest for the counterparty as reported in the preceding table.

9. Inter-Fund Lending

Inter-Fund Borrowing and Lending

The SEC has granted an exemptive order permitting registered open-end and closed-end Nuveen funds to participate in an inter-fund lending facility whereby the Nuveen funds may directly lend to and borrow money from each other for temporary purposes (e.g., to satisfy redemption requests or when a sale of securities “fails,” resulting in an unanticipated cash shortfall) (the “Inter-Fund Program”). The closed-end Nuveen funds, including the Funds covered by this shareholder report, will participate only as lenders, and not as borrowers, in the Inter-Fund Program because such closed-end funds rarely, if ever, need to borrow cash to meet redemptions. The Inter-Fund Program is subject to a number of conditions, including, among other things, the requirements that (1) no fund may borrow or lend money through the Inter-Fund Program unless it receives a more favorable interest rate than is typically available from a bank or other financial institution for a comparable transaction; (2) no fund may borrow on an unsecured basis through the Inter-Fund Program unless the Funds’ outstanding borrowings from all sources immediately after the inter-fund borrowing total 10% or less of its total assets; provided that if the borrowing fund has a secured borrowing outstanding from any other lender, including but not limited to another fund, the inter-fund loan must be secured on at least an equal priority basis with at least an equivalent percentage of collateral to loan value; (3) if a Funds’ total outstanding

Notes to Financial Statements (continued)

(Unaudited)

borrowings immediately after an inter-fund borrowing would be greater than 10% of its total assets, the fund may borrow through the inter-fund loan on a secured basis only; (4) no fund may lend money if the loan would cause its aggregate outstanding loans through the Inter-Fund Program to exceed 15% of its net assets at the time of the loan; (5) a Funds’ inter-fund loans to any one fund shall not exceed 5% of the lending Funds’ net assets; (6) the duration of inter-fund loans will be limited to the time required to receive payment for securities sold, but in no event more than seven days; and (7) each inter-fund loan may be called on one business day’s notice by a lending fund and may be repaid on any day by a borrowing fund. In addition, a Nuveen fund may participate in the Inter-Fund Program only if and to the extent that such participation is consistent with the Funds’ investment objective and investment policies. The Board is responsible for overseeing the Inter-Fund Program.

The limitations detailed above and the other conditions of the SEC exemptive order permitting the Inter-Fund Program are designed to minimize the risks associated with Inter-Fund Program for both the lending fund and the borrowing fund. However, no borrowing or lending activity is without risk. When a fund borrows money from another fund, there is a risk that the loan could be called on one day’s notice or not renewed, in which case the fund may have to borrow from a bank at a higher rate or take other actions to payoff such loan if an inter-fund loan is not available from another fund. Any delay in repayment to a lending fund could result in a lost investment opportunity or additional borrowing costs.

During the current reporting period, none of the Funds covered by this shareholder report have entered into any inter-fund loan activity.

10. Subsequent Events

Borrowings

During July 2021, JHAA amended its borrowings and decreased its interest on Borrowings to 1-Month LIBOR plus 0.7000% per annum on the amount borrowed and 0.125% per annum on the undrawn balance. All other terms remained unchanged.

Risk Considerations

Fund shares are not guaranteed or endorsed by any bank or other insured depository institution, and are not federally insured by the Federal Deposit Insurance Corporation.

Nuveen Corporate Income November 2021 Target Term Fund (JHB)

Investing in closed-end funds involves risk; principal loss is possible. There is no guarantee the Fund’s investment objectives will be achieved. Closed-end fund shares may frequently trade at a discount or premium to their net asset value. Debt or fixed income securities such as those held by the Fund, are subject to market risk, credit risk, interest rate risk, derivatives risk, liquidity risk, and income risk. As interest rates rise, bond prices fall. Lower credit debt securities may be more likely to fail to make timely interest or principal payments and may be subject to higher liquidity risk. Leverage increases return volatility and magnifies the Fund’s potential return and its risks; there is no guarantee a fund’s leverage strategy will be successful. Foreign investments involve additional risks, including currency fluctuation, political and economic instability, lack of liquidity and differing legal and accounting standards. The risks of foreign investments are magnified in emerging markets. These and other risk considerations including the Fund’s limited term and call risk are described in more detail on the Fund’s web page at www.nuveen.com/JHB.

Nuveen Corporate Income 2023 Target Term Fund (JHAA)

Investing in closed-end funds involves risk; principal loss is possible. There is no guarantee the Fund’s investment objectives will be achieved. Closed-end fund shares may frequently trade at a discount or premium to their net asset value. Debt or fixed income securities such as those held by the Fund, are subject to market risk, credit risk, interest rate risk, derivatives risk, liquidity risk, and income risk. As interest rates rise, bond prices fall. Lower credit debt securities may be more likely to fail to make timely interest or principal payments and may be subject to higher liquidity risk. Adjustable Rate Senior Loans may not be fully secured by collateral, generally do not trade on exchanges, and are typically issued by unrated or below-investment grade companies, and therefore are subject to greater liquidity and credit risk. Leverage increases return volatility and magnifies the Fund’s potential return and its risks; there is no guarantee a fund’s leverage strategy will be successful. Foreign investments involve additional risks, including currency fluctuation, political and economic instability, lack of liquidity and differing legal and accounting standards. The risks of foreign investments are magnified in emerging markets. These and other risk considerations including the Fund’s limited term and call risk are described in more detail on the Fund’s web page at www.nuveen.com/JHAA.

Nuveen Emerging Markets Debt 2022 Target Term Fund (JEMD)

Investing in closed-end funds involves risk; principal loss is possible. There is no guarantee the Fund’s investment objectives will be achieved. Closed-end fund shares may frequently trade at a discount or premium to their net asset value. Emerging markets, particularly including frontier markets, involve additional risks, including smaller capitalization, illiquidity, price volatility, political and economic instability that could lead to diminished security values, and different legal and accounting standards. Debt or fixed income securities such as those held by the Fund, are subject to market risk, credit risk, interest rate risk, derivatives risk, liquidity risk, and income risk. As interest rates rise, bond prices fall. Lower credit debt securities may be more likely to fail to make timely interest or principal payments. Leverage increases return volatility and magnifies the Fund’s potential return and its risks; there is no guarantee a fund’s leverage strategy will be successful. These and other risk considerations such as limited term risk are described in more detail on the Fund’s web page at www.nuveen.com/JEMD.

Additional Fund Information (Unaudited)

Board of Trustees
Jack B. Evans	William C. Hunter	Amy B.R. Lancellotta	Joanne T. Medero	Albin F. Moschner	John K. Nelson
Judith M. Stockdale	Carole E. Stone	Matthew Thornton III	Terence J. Toth	Margaret L. Wolff	Robert L. Young

Investment Adviser Nuveen Fund Advisors, LLC 333 West Wacker Drive Chicago, IL 60606	Custodian State Street Bank & Trust Company One Lincoln Street Boston, MA 02111	Legal Counsel Chapman and Cutler LLP Chicago, IL 60603	Independent Registered Public Accounting Firm KPMG LLP 200 East Randolph Street Chicago, IL 60601	Transfer Agent and Shareholder Services Computershare Trust Company, N.A. 150 Royall Street Canton, MA 02021 (800) 257-8787

Portfolio of Investments Information

Each Fund is required to file its complete schedule of portfolio holdings with the Securities and Exchange Commission (SEC) for the first and third quarters of each fiscal year as an exhibit to its report on Form N-PORT. You may obtain this information on the SEC’s website at http://www.sec.gov.

Nuveen Funds’ Proxy Voting Information

You may obtain (i) information regarding how each fund voted proxies relating to portfolio securities held during the most recent twelve-month period ended June 30, without charge, upon request, by calling Nuveen toll-free at (800) 257-8787 or on Nuveen’s website at www.nuveen.com and (ii) a description of the policies and procedures that each fund used to determine how to vote proxies relating to portfolio securities without charge, upon request, by calling Nuveen toll free at (800) 257-8787. You may also obtain this information directly from the SEC. Visit the SEC on-line at http://www.sec.gov.

CEO Certification Disclosure

The Fund’s Chief Executive Officer (CEO) has submitted to the New York Stock Exchange (NYSE) the annual CEO certification as required by Section 303A.12(a) of the NYSE Listed Company Manual. The Fund has filed with the SEC the certification of its CEO and Chief Financial Officer required by Section 302 of the Sarbanes-Oxley Act.

Common Share Repurchases

The Funds intend to repurchase, through their open-market share repurchase program, shares of their own common stock at such times and in such amounts as is deemed advisable. During the period covered by this report, each Fund repurchased shares of its common stock, as shown in the accompanying table. Any future repurchases will be reported to shareholders in the next annual or semi-annual report.

	JHB	JHAA	JEMD
Common shares repurchased	0	0	0

FINRA BrokerCheck

The Financial Industry Regulatory Authority (FINRA) provides information regarding the disciplinary history of FINRA member firms and associated investment professionals. This information as well as an investor brochure describing FINRA BrokerCheck is available to the public by calling the FINRA BrokerCheck Hotline number at (800) 289-9999 or by visiting www.FINRA.org.

Glossary of Terms Used in this Report

(Unaudited)

∎

Average Annual Total Return: This is a commonly used method to express an investment’s performance over a particular, usually multi-year time period. It expresses the return that would have been necessary each year to equal the investment’s actual cumulative performance (including change in NAV or market price and reinvested dividends and capital gains distributions, if any) over the time period being considered.

∎

Bloomberg Barclays U.S. High Yield 1-5 Year Cash Pay 2% Issuer Capped Index: An index that tracks the performance of U.S. non-investment grade bonds with maturities of one to 4.99 years and limits each issue to 2% of the index. Benchmark returns assume reinvestment of distributions, but do not reflect any applicable sales charges or management fees.

∎

Duration: Duration is a measure of the expected period over which a bond’s principal and interest will be paid, and consequently is a measure of the sensitivity of a bond’s or bond fund’s value to changes when market interest rates change. Generally, the longer a bond’s or fund’s duration, the more the price of the bond or fund will change as interest rates change.

∎

Effective Leverage: Effective leverage is a fund’s effective economic leverage, and includes both regulatory leverage (see below) and the leverage effects of certain derivative investments in the fund’s portfolio.

∎

JP Morgan EMBI Global Diversified Index: A uniquely-weighted version of the JP Morgan EMBI Global Index. It limits the weights of those index countries with larger debt stocks by only including specified portions of these countries’ eligible current face amounts of debt outstanding. The countries covered are identical to those covered by the JP Morgan EMBI Global Index which tracks total returns for U.S.-dollar denominated debt instruments issued by emerging market sovereign and quasi-sovereign entities: Brady bonds, loans, Eurobonds. Index returns assume reinvestment of distributions, but do not reflect any applicable sales charges or management fees.

∎	Leverage: Leverage is created whenever a fund has investment exposure (both reward and/or risk) equivalent to more than 100% of the investment capital.

∎

Net Asset Value (NAV) Per Share: A fund’s Net Assets is equal to its total assets (securities, cash, accrued earnings and receivables) less its total liabilities. NAV per share is equal to the fund’s Net Assets divided by its number of shares outstanding.

∎

Regulatory Leverage: Regulatory leverage consists of preferred shares issued by or borrowings of a fund. Both of these are part of a fund’s capital structure. Regulatory leverage is subject to asset coverage limits set in the Investment Company Act of 1940.

Annual Investment Management Agreement Approval Process

(Unaudited)

At a meeting held on May 25-27, 2021 (the “May Meeting”), the Boards of Trustees (collectively, the “Board” and each Trustee, a “Board Member”) of the Funds, which are comprised entirely of Board Members who are not “interested persons” (as defined under the Investment Company Act of 1940 (the “1940 Act”)) (the “Independent Board Members”), approved, for their respective Fund, the renewal of the management agreement (each, an “Investment Management Agreement”) with Nuveen Fund Advisors, LLC (the “Adviser”), pursuant to which the Adviser serves as the investment adviser to such Fund and the sub-advisory agreement (each, a “Sub-Advisory Agreement”) with (a) in the case of Nuveen Corporate Income November 2021 Target Term Fund (the “November 2021 Fund”) and Nuveen Corporate Income 2023 Target Term Fund (the “2023 Fund”), Nuveen Asset Management, LLC (“NAM”), pursuant to which NAM serves as the investment sub-adviser to each such Fund; and (b) in the case of Nuveen Emerging Markets Debt 2022 Target Term Fund (the “Emerging Markets Fund”), Teachers Advisors, LLC (“TAL,” and NAM and TAL are each, a “Sub-Adviser”), pursuant to which TAL serves as the investment sub-adviser to such Fund. Although the 1940 Act requires that continuances of the Advisory Agreements (as defined below) be approved by the in-person vote of a majority of the Independent Board Members, the May Meeting was held virtually through the internet in view of the health risks associated with holding an in-person meeting during the COVID-19 pandemic and governmental restrictions on gatherings. The May Meeting was held virtually in reliance on certain exemptive relief the Securities and Exchange Commission provided to registered investment companies providing temporary relief from the in-person voting requirements of the 1940 Act with respect to the approval of a fund’s advisory agreement in light of these challenges.

Following up to an initial two-year period, the Board considers the renewal of each Investment Management Agreement and Sub-Advisory Agreement on behalf of the applicable Fund on an annual basis. The Investment Management Agreements and Sub-Advisory Agreements are collectively referred to as the “Advisory Agreements” and the Adviser and each Sub-Adviser are collectively, the “Fund Advisers” and each, a “Fund Adviser.” Throughout the year, the Board and its committees meet regularly and, at these meetings, receive regular and/or special reports that cover an extensive array of topics and information that are relevant to its annual consideration of the renewal of the advisory agreements for the Nuveen funds. Such information may address, among other things, fund performance and risk information; the Adviser’s strategic plans; product initiatives for various funds; the review of the funds and investment teams; compliance, regulatory and risk management matters; the trading practices of the various sub-advisers to the funds; valuation of securities; fund expenses; securities lending; liquidity management; overall market and regulatory developments; and with respect to closed-end funds, capital management initiatives, institutional ownership, management of leverage financing and the secondary market trading of the closed-end funds and any actions to address discounts. The Board also seeks to meet periodically with the Nuveen funds’ sub-advisers and portfolio teams, when feasible.

In addition, in connection with the annual consideration of the advisory agreements for the Nuveen funds, the Board, through its independent legal counsel, requested and received extensive materials and information prepared specifically for its annual consideration of the renewal of such advisory agreements by the Adviser and by Broadridge Financial Solutions, Inc. (“Broadridge”), an independent provider of investment company data. The materials cover a wide range of topics including, but not limited to, a description of the nature, extent and quality of services provided by the Fund Advisers; a review of product actions taken during 2020 (such as mergers, liquidations, fund launches, changes to investment teams, and changes to investment policies); a review of each sub-adviser to the Nuveen funds and the applicable investment teams; an analysis of fund performance in absolute terms and as compared to the performance of certain peer funds and benchmarks with a focus on any performance outliers; an analysis of the fees and expense ratios of the Nuveen funds in absolute terms and as compared to those of certain peer funds with a focus on any expense outliers; a review of management fee schedules; a description of portfolio manager compensation; an overview of the secondary market trading of shares of the Nuveen closed-end funds (including, among other things, an analysis of performance, distribution and valuation and capital-raising trends in the broader closed-end fund market and with respect to Nuveen closed-end funds and a review of the leverage management actions taken on behalf of the closed-end funds particularly during the periods of market volatility generally caused by the COVID-19 pandemic); a review of the performance of various service providers; a description of various initiatives Nuveen had undertaken or continued during the year for the benefit of particular fund(s) and/or the complex; a description of the profitability or financial data of Nuveen and the sub-advisers to the Nuveen funds; and a description of indirect benefits received by the Adviser and the sub-advisers as a result of their relationships with the Nuveen funds. The information prepared specifically for the annual review supplemented the information provided to the Board and its committees and the evaluations of the Nuveen funds by the Board and its committees during the year.

In continuing its practice, the Board met prior to the May Meeting to begin its considerations of the renewal of the Advisory Agreements. Accordingly, on April 21-22, 2021 (the “April Meeting”), the Board met to review and discuss, in part, the performance of the Nuveen funds and the Adviser’s evaluation of each sub-adviser to the Nuveen funds. At the April Meeting, the Board Members asked questions and requested additional information that was provided for the May Meeting. The Board reviewed fund performance throughout the year and in its review, the Board recognized the volatile market conditions that occurred in early 2020 arising, in part, from the public health crisis caused by the novel coronavirus known as COVID-19 and the resulting impact on a fund’s performance for 2020 and thereafter. Accordingly, the Board considered performance data measured over various periods of time as summarized in more detail below.

The Independent Board Members considered the review of the advisory agreements for the Nuveen funds to be an ongoing process and employed the accumulated information, knowledge and experience the Board Members had gained during their tenure on the boards governing the Nuveen funds and working with the Adviser and sub-advisers in their review of the advisory agreements. The contractual arrangements are a result of multiple years of review, negotiation and information provided in connection with the boards’ annual review of the Nuveen funds’ advisory arrangements and oversight of the Nuveen funds.

The Independent Board Members were advised by independent legal counsel during the annual review process as well as throughout the year, including meeting in executive sessions with such counsel at which no representatives from the Adviser or the Sub-Advisers were present. In connection with their annual review, the Independent Board Members also received a memorandum from independent legal counsel outlining their fiduciary duties and legal standards in reviewing the Advisory Agreements.

The Board’s decision to renew the Advisory Agreements was not based on a single identified factor, but rather the decision reflected the comprehensive consideration of all the information provided throughout the year and at the April and May Meetings, and each Board Member may have attributed different levels of importance to the various factors and information considered in connection with the approval process. The following summarizes the principal factors and information, but not all the factors, the Board considered in deciding to renew the Advisory Agreements as well as the Board’s conclusions.

A.	Nature, Extent and Quality of Services

In evaluating the renewal of the Advisory Agreements, the Independent Board Members received and considered information regarding the nature, extent and quality of the applicable Fund Adviser’s services provided to the respective Fund with particular focus on the services and enhancements to such services provided during the last year. The Independent Board Members considered the Investment Management Agreements and the Sub-Advisory Agreements separately in the course of their review. With this approach, they considered the respective roles of the Adviser and the Sub-Advisers in providing services to the applicable Fund(s).

The Board recognized that the Nuveen funds operate in a highly regulated industry and, therefore, the Adviser has provided a wide array of management, oversight and administrative services to manage and operate the funds, and the scope and complexity of these services have expanded over time as a result of, among other things, regulatory and other developments. The Board accordingly considered the extensive resources, tools and capabilities available to the Adviser to operate and manage the Nuveen funds. With respect to the Adviser, as a general matter, some of these services it and its affiliates provide to the Nuveen funds include, but are not limited to: product management (such as setting dividends, analyzing fund expenses, providing competitive analysis, and providing due diligence support); investment oversight, risk management and securities valuation services (such as overseeing and reviewing the various sub-advisers to the Nuveen funds and their investment teams; analyzing fund performance and risk data; overseeing operational and risk management; participating in financial statement, marketing and risk disclosures; providing daily valuation services and developing related valuation policies, procedures and methodologies; periodic testing of audit and regulatory requirements; participating in product development and management processes; participating in leverage management, liquidity monitoring and counterparty

Annual Investment Management Agreement Approval Process (continued)

(Unaudited)

credit oversight; providing due diligence and overseeing fund accounting and custody providers; overseeing third party pricing services and periodically assessing investment and liquidity risks); fund administration (such as preparing fund tax returns and other tax compliance services; preparing regulatory filings; overseeing the funds’ independent public accountants and other service providers; analyzing products and enhancements; and managing fund budgets and expenses); oversight of shareholder services and transfer agency functions (such as overseeing transfer agent service providers which include registered shareholder customer service and transaction processing; overseeing proxy solicitation and tabulation services; and overseeing the production and distribution of financial reports by service providers); Board relations services (such as organizing and administering Board and committee meetings, preparing various reports to the Board and committees and providing other support services); compliance and regulatory oversight services (such as managing compliance policies; monitoring compliance with applicable fund policies and laws and regulations; devising internal compliance programs and a framework to review and assess compliance programs; evaluating the compliance programs of the various sub-advisers to the Nuveen funds and certain other service providers; responding to regulatory requests; and preparing compliance training materials); legal support and oversight of outside law firms (such as helping to prepare and file registration statements and proxy statements; overseeing fund activities and providing legal interpretations regarding such activities; maintaining regulatory registrations and negotiating agreements with other fund service providers; and monitoring changes in regulatory requirements and commenting on rule proposals impacting investment companies); and with respect to closed-end funds, managing leverage, monitoring asset coverage and promoting an orderly secondary market.

In evaluating services, the Board reviewed various highlights of the initiatives the Adviser and its affiliates have undertaken or continued in 2020 to benefit the Nuveen complex and/or particular Nuveen funds and meet the requirements of an increasingly complex regulatory environment including, but not limited to:

•

Centralization of Functions – ongoing initiatives to centralize investment leadership, market approach and shared support functions within Nuveen and its affiliates in seeking to operate more effectively the business and enhance the services to the Nuveen funds;

•

Fund Improvements and Product Management Initiatives – continuing to proactively manage the Nuveen fund complex as a whole and at the individual fund level with an aim to continually improve product platforms and investment strategies to better serve shareholders through, among other things, rationalizing the product line and gaining efficiencies through mergers, repositionings and liquidations; launching new funds; reviewing and updating investment policies and benchmarks; and modifying portfolio management teams for various funds;

•

Investment Team Integrations – continuing to integrate and adjust the members of certain investment teams, in part, to allow greater access to tools and resources within the Nuveen organization and its affiliates;

•	Capital Initiatives – continuing to invest capital to support new Nuveen funds with initial capital as well as to support existing funds and facilitate regulatory or logistical changes;

•

Compliance Program Initiatives – continuing efforts to mitigate compliance risk, increase operating efficiencies, implement enhancements to strengthen key compliance program elements and support international business growth and other corporate objectives;

•

Investment Oversight – preparing reports to the Board addressing, among other things, fund performance; market conditions; investment teams; new products; changes to mandates, policies and benchmarks; and other management proposals;

•

Risk Management and Valuation Services – continuing to oversee and manage risk including, among other things, conducting daily calculations and monitoring of risk measures across the Nuveen funds, instituting appropriate investment risk controls, providing risk reporting throughout the firm, participating in internal oversight committees, and continuing to implement an operational risk framework that seeks to provide greater transparency of operational risk matters across the complex as well as provide multiple other risk programs that seek to provide a more disciplined and consistent approach to identifying and mitigating Nuveen’s operational risks. Further, the securities valuation team continues, among other things, to oversee the daily valuation process of the portfolio securities of the funds, maintains the valuation policies and procedures, facilitates valuation committee meetings, manages relationships with pricing vendors, and prepares relevant valuation reports and designs methods to simplify and enhance valuation workflow within the organization;

•

Regulatory Matters – continuing efforts to monitor regulatory trends and advocate on behalf of Nuveen and/or the Nuveen funds, to implement and comply with new or revised rules and mandates and to respond to regulatory inquiries and exams;

•

Government Relations – continuing efforts of various Nuveen teams and Nuveen’s affiliates to develop policy positions on a broad range of issues that may impact the Nuveen funds, advocate and communicate these positions to lawmakers and other regulatory authorities and work with trade associations to ensure these positions are represented;

•

Business Continuity, Disaster Recovery and Information Security – continuing efforts of Nuveen to periodically test and update business continuity and disaster recovery plans and, together with its affiliates, to maintain an information security program designed to identify and manage information security risks, and provide reports to the Board, at least annually, addressing, among other things, management’s security risk assessment, cyber risk profile, potential impact of new or revised laws and regulations, incident tracking and other relevant information technology risk-related reports;

•

Dividend Management Services – continuing to manage the dividends among the varying types of Nuveen funds within the Nuveen complex to be consistent with the respective fund’s product design and positioning in striving to deliver those earnings to shareholders in a relatively consistent manner over time as well as assisting in the development of new products or the restructuring of existing funds; and

•	with respect specifically to closed-end funds, such continuing services also included:

•

Leverage Management Services – continuing to actively manage the various forms of leverage utilized across the complex, including through committing resources and focusing on sourcing/structure development and bank provider management, which was key to navigating the respective funds through the COVID-related market volatility in 2020;

•

Capital Management, Market Intelligence and Secondary Market Services – ongoing capital management efforts through shelf offerings, share repurchases, tender offers and capital return programs as well as providing market data analysis to help understand closed-end fund ownership cycles and their impact on secondary market trading as well as to improve proxy solicitation efforts; and

•

Closed-end Fund Investor Relations Program – maintaining the closed-end fund investor relations program which, among other things, raises awareness, provides educational materials and cultivates advocacy for closed-end funds and the Nuveen closed-end fund product line.

In its review, the Board recognized that Nuveen’s risk management, compliance, technology and operations capabilities are all integral to providing its investment management services to the Nuveen funds. Further, the Board noted the benefits to shareholders of investing in a Nuveen fund, as each Nuveen fund is a part of a large fund complex with a variety of investment disciplines, capabilities, expertise and resources available to navigate and support the funds including during stressed times as occurred in the market in the first half of 2020. The Board recognized the impact of the COVID-19 pandemic during the year and the adaptations required by service providers to continue to deliver their services to the Nuveen funds, including working remotely. In this regard, the Board noted the ability of the Adviser and the various sub-advisers to the Nuveen funds to provide continuously their services notwithstanding the significant disruptions caused by the pandemic. In addition to the services provided by the Adviser, the Board also considered the risks borne by the Adviser and its affiliates in managing the Nuveen funds, including entrepreneurial, operational, reputational, regulatory and litigation risks.

The Board further considered the division of responsibilities between the Adviser and the respective Sub-Adviser and recognized that the Sub-Advisers and their investment personnel generally are responsible for the management of each applicable Fund’s portfolio under the oversight of the Adviser and the Board. The Board considered an analysis of each

Annual Investment Management Agreement Approval Process (continued)

(Unaudited)

Sub-Adviser provided by the Adviser which included, among other things, the assets under management of the applicable investment team and changes thereto, a summary of the applicable investment team and changes thereto, the investment process and philosophy of the applicable investment team, the performance of the Nuveen funds sub-advised by such Sub-Adviser over various periods of time and a summary of any significant policy and/or other changes to the Nuveen funds sub-advised by such Sub-Adviser. The Board further considered at the May Meeting or prior meetings evaluations of each Sub-Adviser’s compliance programs and trade execution. The Board also considered the structure of investment personnel compensation programs and whether this structure provides appropriate incentives to act in the best interests of the respective Nuveen funds. The Board noted that the Adviser recommended the renewal of the Sub-Advisory Agreements.

Based on its review, the Board determined, in the exercise of its reasonable business judgment, that it was satisfied with the nature, extent and quality of services provided to the respective Funds under each applicable Advisory Agreement.

B.	The Investment Performance of the Funds and Fund Advisers

In evaluating the quality of the services provided by the Fund Advisers, the Board also received and considered a variety of investment performance data of the Nuveen funds they advise. In evaluating performance, the Board recognized that performance data may differ significantly depending on the ending date selected, particularly during periods of market volatility, and therefore considered performance over a variety of time periods that may include full market cycles. In this regard, the Board reviewed, among other things, Fund performance over the quarter, one- and three-year periods ending December 31, 2020 (or for shorter periods available to the extent a Fund was not in existence during such periods) as well as performance data periods ending nearer to the May Meeting, including the quarter, one- and three-year periods ending March 31, 2021 and May 14, 2021 (or for shorter periods available to the extent a Fund was not in existence during such periods). The performance data prepared for the annual review of the advisory agreements for the Nuveen funds supplemented the fund performance data that the Board received throughout the year at its meetings representing differing time periods. In its review, the Board took into account the discussions with representatives of the Adviser; the Adviser’s analysis regarding fund performance that occurred at these Board meetings with particular focus on funds that were considered performance outliers (both overperformance and underperformance); the factors contributing to the performance; and any recommendations or steps taken to address performance concerns. Regardless of the time period reviewed by the Board, the Board recognized that shareholders may evaluate performance based on their own holding periods which may differ from the periods reviewed by the Board and lead to differing results.

In its review, the Board reviewed both absolute and relative fund performance during the annual review over the various time periods. With respect to the latter, the Board considered fund performance in comparison to the performance of peer funds (the “Performance Peer Group”) and recognized and/or customized benchmarks (i.e., generally benchmarks derived from multiple recognized benchmarks). For Nuveen funds that had changes in portfolio managers since 2018 or significant changes, among other things, to their investment strategies or policies since 2019, the Board reviewed certain performance data comparing the performance of such funds before and after such changes. In considering performance data, the Board is aware of certain inherent limitations with such data, including that differences between the objective(s), strategies and other characteristics of the Nuveen funds compared to the respective Performance Peer Group and/or benchmark(s) (such as differences in the use of leverage) as well as differences in the composition of the Performance Peer Group over time will necessarily contribute to differences in performance results and limit the value of the comparative information. To assist the Board in its review of the comparability of the relative performance, the Adviser has ranked the relevancy of the peer group to the funds as low, medium or high.

The Board also evaluated performance in light of various relevant factors, including, among other things, general market conditions, issuer-specific information, asset class information, leverage and fund cash flows. In relation to general market conditions, the Board recognized the significant market decline in the early part of 2020 in connection with, among other things, the impact of the COVID-19 pandemic and that such a period of underperformance and market volatility may significantly weigh on the longer term performance results. Accordingly, depending on the facts and circumstances including any differences between the respective Nuveen fund and its benchmark and/or Performance Peer Group, the Board may be satisfied with a fund’s performance notwithstanding that its performance may be below that of its benchmark or peer group for certain periods. However, with respect to any Nuveen funds for which the Board had identified performance issues, the Board monitors such funds closely until performance improves, discusses with the Adviser the reasons for such results, considers whether any steps are necessary or appropriate to address such issues, and reviews the results of any steps undertaken.

The secondary market trading of shares of the Nuveen closed-end funds continues to be a priority for the Board given its importance to shareholders, and therefore data reflecting the premiums and discounts at which the shares of the closed-end funds trade are reviewed by the Board during its annual review and by the Board and/or its Closed-end Fund committee during its respective quarterly meetings throughout the year. The Board continuously reviews all closed-end fund discounts and the fund’s performance relative to both primary and secondary benchmarks and peers. In its review, the Board considers, among other things, changes to investment mandates and guidelines, enhanced and attractive distribution policies, leverage levels and types, fund reorganizations, share repurchases and similar capital market actions and effective communications programs to build greater awareness and deepen understanding of closed-end funds.

The Board noted that each of the Nuveen target term funds (including each Fund) had investment objectives that seek to provide a high level of current income and to return its original net asset value per common share on or about its termination date. Given the heightened market volatility in early 2020 which continued to impact longer term performance and the investment objectives of these funds to seek the return of original net asset value, the Board will continue to monitor each of these funds. Further, the Board’s determinations with respect to each Fund are summarized below.

For the November 2021 Fund, the Board noted that the Fund’s performance was below the performance of its benchmark and the Fund ranked in the fourth quartile of its Performance Peer Group for the one- and three-year periods ended December 31, 2020, March 31, 2021 and May 14, 2021. In its review, the Board recognized that the Performance Peer Group was classified as low for relevancy. The Board also noted that recent market conditions have materially increased the risk associated with achieving the Fund’s objective to return original net asset value. The Board, however, considered the changes to the portfolio management team and certain policies of the Fund in 2020. The Board will continue to monitor the Fund.

For the 2023 Fund, the Board noted that the Fund’s performance was below the performance of its benchmark and the Fund ranked in the third quartile of its Performance Peer Group for the one-year period ended December 31, 2020. Although the Fund ranked in the fourth quartile of its Performance Peer Group for the one-year periods ended March 31, 2021 and May 14, 2021, the Fund outperformed its benchmark for such periods. In its review, the Board recognized that the Performance Peer Group was classified as low for relevancy. The Board also considered the changes to the portfolio management team and certain policies of the Fund in 2020. The Board recognized that the Fund was relatively new with a limited performance history available limiting the ability for a meaningful assessment of performance and will continue to monitor the Fund.

For the Emerging Markets Fund, the Board recognized that the Fund’s performance was below the performance of its benchmark for the one- and three-year periods ended December 31, 2020, and the Fund ranked in the third quartile of its Performance Peer Group for the one-year period and second quartile for the three-year period ended December 31, 2020. Although the Fund’s performance was below the performance of its benchmark for the three-year periods ended March 31, 2021 and May 14, 2021, the Fund outperformed its benchmark for the one-year periods ended March 31, 2021 and May 14, 2021. The Fund further ranked in the second quartile of its Performance Peer Group for the one- and three-year periods ended March 31, 2021 and May 14, 2021. In its review, the Board recognized that the Performance Peer Group was classified as low for relevancy. The Board recognized that recent market conditions and certain distressed portfolio holdings in the portfolio increased the risk associated with achieving the Fund’s objective to return original net asset value. The Board will continue to monitor the Fund.

C.	Fees, Expenses and Profitability
1.	Fees and Expenses

As part of its annual review, the Board considered the contractual management fee and net management fee (the management fee after taking into consideration fee waivers and/or expense reimbursements, if any) paid by a Nuveen fund to the Adviser in light of the nature, extent and quality of the services provided. The Board also considered the total operating

Annual Investment Management Agreement Approval Process (continued)

(Unaudited)

expense ratio of each fund before and after any fee waivers and/or expense reimbursements. More specifically, the Independent Board Members reviewed, among other things, each fund’s gross and net management fee rates (i.e., before and after expense reimbursements and/or fee waivers, if any) and net total expense ratio in relation to those of a comparable universe of funds (the “Peer Universe”) established by Broadridge. The Independent Board Members reviewed the methodology Broadridge employed to establish its Peer Universe and recognized that differences between the applicable fund and its respective Peer Universe as well as changes to the composition of the Peer Universe from year to year may limit some of the value of the comparative data. The Independent Board Members also considered a fund’s operating expense ratio as it more directly reflected the shareholder’s costs in investing in the respective fund.

In their review, the Independent Board Members considered, in particular, each fund with a net expense ratio (excluding investment-related costs of leverage) of six basis points or higher compared to that of its peer average (each, an “Expense Outlier Fund”) and an analysis as to the factors contributing to each such fund’s higher relative net expense ratio. In addition, although the Board reviewed a fund’s total net expenses both including and excluding investment-related expenses (i.e., leverage costs) and taxes for certain of the closed-end funds, the Board recognized that leverage expenses will vary across funds and in comparison to peers because of differences in the forms and terms of leverage employed by the respective fund. Accordingly, in reviewing the comparative data between a fund and its peers, the Board generally considered the fund’s net expense ratio and fees (excluding leverage costs and leveraged assets) to be higher if they were over 10 basis points higher, slightly higher if they were 6 to 10 basis points higher, in line if they were within approximately 5 basis points higher than the peer average and below if they were below the peer average of the Peer Universe. The Independent Board Members also considered, in relevant part, a fund’s net management fee and net total expense ratio in light of its performance history.

In their review of the fee arrangements for the Nuveen funds, the Independent Board Members considered the management fee schedules, including the complex-wide and fund-level breakpoint schedules. The Board noted that across the Nuveen fund complex, the complex-wide fee breakpoints reduced fees by approximately $58.4 million and fund-level breakpoints reduced fees by approximately $69.6 million in 2020.

With respect to the Sub-Advisers, the Board also considered the sub-advisory fee schedule paid to each Sub-Adviser in light of the sub-advisory services provided to the respective Fund, the breakpoint schedule and comparative data of the fees such Sub-Adviser charges to other clients, if any. In its review, the Board recognized that the compensation paid to the Sub-Advisers is the responsibility of the Adviser, not the Funds.

The Independent Board Members noted that each Fund had a net management fee and a net expense ratio that were below the respective peer averages.

Based on its review of the information provided, the Board determined that each Fund’s management fees (as applicable) to a Fund Adviser were reasonable in light of the nature, extent and quality of services provided to the Fund.

2.	Comparisons with the Fees of Other Clients

In determining the appropriateness of fees, the Board also considered information regarding the fee rates the respective Fund Advisers charged to certain other types of clients and the type of services provided to these other clients. With respect to the Adviser and/or the Sub-Advisers, such other clients may include retail and institutional managed accounts advised by a Sub-Adviser (with respect to NAM); hedge funds managed by a Sub-Adviser (with respect to NAM); investment companies offered outside the Nuveen family and sub-advised by a Sub-Adviser (with respect to NAM); foreign investment companies offered by Nuveen and sub-advised by a Sub-Adviser (with respect to NAM and TAL); collective investment trusts sub-advised by a Sub-Adviser (with respect to NAM); and certain funds advised by a Sub-Adviser (with respect to TAL). The Board further noted that the Adviser also advised and TAL sub-advised certain exchange-traded funds (“ETFs”) sponsored by Nuveen.

The Board recognized that each Fund had an affiliated sub-adviser and, with respect to affiliated sub-advisers, reviewed, among other things, the range of fees assessed for managed accounts, hedge funds (along with their performance fee), foreign investment companies and ETFs offered by Nuveen, as applicable. The Board also reviewed the fee range and average fee rate of certain selected investment strategies offered in retail and institutional managed accounts advised by NAM, the hedge funds advised by NAM (along with their performance fee) and non-Nuveen investment companies sub-advised by certain affiliated sub-advisers. Further, the Board reviewed the management fees and expense ratios of certain funds advised by TAL in the TIAA-CREF family of funds.

In considering the fee data of other clients, the Board recognized, among other things, the differences in the amount, type and level of services provided to the Nuveen funds relative to other clients as well as the differences in portfolio investment policies, investor profiles, account sizes and regulatory requirements, all of which contribute to the variations in the fee schedules. The Board recognized the breadth of services the Adviser had provided to the Nuveen funds compared to the other types of clients as the funds operate in a highly regulated industry with increasing regulatory requirements as well as the increased entrepreneurial, legal and regulatory risks that the Adviser incurs in sponsoring and managing the funds. Further, with respect to ETFs, the Board considered that Nuveen ETFs were passively managed compared to the active management of the other Nuveen funds which contributed to the differences in fee levels between the Nuveen ETFs and other Nuveen funds. In general, higher fee levels reflect higher levels of service provided by the Adviser, increased investment management complexity, greater product management requirements, and higher levels of business risk or some combination of these factors. The Board further considered that each Sub-Adviser’s fee is essentially for portfolio management services and therefore more comparable to, as applicable, the fees it receives for retail wrap accounts and other external sub-advisory mandates. The Board concluded the varying levels of fees were justified given, among other things, the inherent differences in the products and the level of services provided to the Nuveen funds versus other clients, the differing regulatory requirements and legal liabilities and the entrepreneurial, legal and regulatory risks incurred in sponsoring and advising a registered investment company.

3.	Profitability of Fund Advisers

In their review, the Independent Board Members considered information regarding Nuveen’s level of profitability for its advisory services to the Nuveen funds for the calendar years 2020 and 2019. The Board reviewed, among other things, Nuveen’s net margins (pre-tax) (both including and excluding distribution expenses); gross and net revenue margins (pre- and post-tax and excluding distribution) from Nuveen funds only; revenues, expenses and net income (pre- and post-tax and before distribution expenses) of Nuveen for fund advisory services; and comparative profitability data comparing the operating margins of Nuveen compared to the adjusted operating margins of certain peers that had publicly available data and with the most comparable assets under management (based on asset size and asset composition) for each of the last two calendar years. In reviewing the peer comparison data, the Independent Board Members noted that Nuveen Investments, Inc.’s operating margins were on the low range compared to the total company adjusted operating margins of the peers. The Board also reviewed the revenues and expenses the Adviser derived from its ETF product line for the 2019 and 2020 calendar years.

In reviewing the profitability data, the Independent Board Members recognized the subjective nature of calculating profitability as the information is not audited and is dependent on cost allocation methodologies to allocate corporate-wide expenses to the Nuveen complex and its affiliates and to further allocate such Nuveen complex expenses between the Nuveen fund and non-fund businesses. Generally, fund-specific expenses are allocated to the Nuveen funds and partial fund-related expenses and/or corporate overhead and shared costs (such as legal and compliance, accounting and finance, information technology and human resources and office services) are partially attributed to the funds pursuant to cost allocation methodologies. The Independent Board Members reviewed a description of the cost allocation methodologies employed to develop the financial information, a summary of the history of changes to the methodology over the years from 2010 to 2020, and the net revenue margins derived from the Nuveen funds (pre-tax and including and excluding distribution) and total company margins from Nuveen Investments, Inc. compared to the firm-wide adjusted margins of the peers for each calendar year from 2010 to 2020. The Board had also appointed three Independent Board Members to serve as the Board’s liaisons, with the assistance of independent counsel, to review the development of the profitability data and any proposed changes to the cost allocation methodology prior to incorporating any such changes and to report to the full Board. The Board recognized that other reasonable and valid allocation methodologies could be employed and could lead to significantly different results. The Independent Board Members also considered the key drivers behind the revenue and expense changes that impacted Nuveen’s net margins between 2019 and 2020. The Board also noted the reinvestments

Annual Investment Management Agreement Approval Process (continued)

(Unaudited)

Nuveen and/or its parent made into its business through, among other things, the investment of seed capital in certain Nuveen funds and continued investments in enhancements to information technology, portfolio accounting systems and the global trading platform.

In reviewing the comparative peer data noted above, the Board considered that the operating margins of Nuveen Investments, Inc. were in the lower half of the peer group range; however, the Independent Board Members also recognized the limitations of the comparative data given that peer data is not generally public and the calculation of profitability is subjective and affected by numerous factors (such as types of funds a peer manages, its business mix, its cost of capital, the numerous assumptions underlying the methodology used to allocate expenses and other factors) that can have a significant impact on the results.

Aside from Nuveen’s profitability, the Board recognized that the Adviser is a subsidiary of Nuveen, LLC, the investment management arm of Teachers Insurance and Annuity Association of America (“TIAA”). Accordingly, the Board also reviewed a balance sheet for TIAA reflecting its assets, liabilities and capital and contingency reserves for the 2020 and 2019 calendar years to consider the financial strength of TIAA. The Board recognized the benefit of an investment adviser and its parent with significant resources, particularly during periods of market volatility as experienced with the COVID-19 pandemic.

In addition to Nuveen, the Independent Board Members considered the profitability of the Sub-Advisers from their relationships with the respective Nuveen funds. In this regard, the Independent Board Members reviewed, among other things, NAM’s revenues, expenses and net revenue margins (pre- and post-tax) for its advisory activities for the calendar year ended December 31, 2020 as well as its pre- and post-tax net revenue margins for 2020 compared to such margins for 2019. The Independent Board Members also reviewed a profitability analysis reflecting the revenues, expenses and revenue margin (pre- and post-tax) by asset type for NAM for the calendar year ending December 31, 2020 and the pre- and post-tax revenue margins from 2020 and 2019. With respect to TAL, the Independent Board Members reviewed such Sub-Adviser’s revenues, expenses and net operating income for its advisory services to the Nuveen ETFs and Nuveen closed-end funds for 2020 and 2019.

In evaluating the reasonableness of the compensation, the Independent Board Members also considered any other ancillary benefits derived by the respective Fund Adviser from its relationship with the Nuveen funds as discussed in further detail below.

Based on a consideration of all the information provided, the Board noted that Nuveen’s and each Sub-Adviser’s level of profitability was acceptable and not unreasonable in light of the services provided.

D.	Economies of Scale and Whether Fee Levels Reflect These Economies of Scale

The Board considered whether there have been economies of scale with respect to the management of the Nuveen funds and whether these economies of scale have been appropriately shared with the funds. The Board recognized that although economies of scale are difficult to measure and certain expenses may not decline with a rise in assets, there are several methods to help share the benefits of economies of scale, including breakpoints in the management fee schedule, fee waivers and/or expense limitations, the pricing of Nuveen funds at scale at inception and investments in Nuveen’s business which can enhance the services provided to the funds for the fees paid. The Board noted that Nuveen generally has employed these various methods, and the Board considered the extent to which the Nuveen funds will benefit from economies of scale as their assets grow. In this regard, the Board noted that the management fee of the Adviser is generally comprised of a fund-level component and a complex-level component each with its own breakpoint schedule, subject to certain exceptions. The Board reviewed the fund-level and complex-level fee schedules. The Board considered that the fund-level breakpoint schedules are designed to share economies of scale with shareholders if the particular fund grows, and the complex-level breakpoint schedule is designed to deliver the benefits of economies of scale to shareholders when the eligible assets in the complex pass certain thresholds even if the assets of a particular fund are unchanged or have declined. With respect to the Nuveen closed-end funds, the Independent Board Members noted that, although such funds may from time to time make additional share offerings, the growth of their assets would occur primarily through the appreciation of such funds’ investment portfolios. Further, in the calculation of the complex-level component, the Board noted that it had approved the acquisition of several Nuveen funds by similar TIAA-CREF funds in 2019. However, to mitigate the loss of the assets of these Nuveen funds deemed eligible to be included in the calculation of the complex-wide fee when these Nuveen funds left the complex upon acquisition, Nuveen agreed to credit approximately $604.5 million to assets under management to the Nuveen complex in calculating the complex-wide component.

The Independent Board Members also recognized the Adviser’s continued reinvestment in its business through various initiatives including maintaining a seed account available for investments into Nuveen funds and investing in its internal infrastructure, information technology and other systems that will, among other things, consolidate and enhance accounting systems, integrate technology platforms to support growth and efficient data processing, and further develop its global trading platform to enhance the investment process for the investment teams.

Based on its review, the Board concluded that the current fee arrangements together with the Adviser’s reinvestment in its business appropriately shared any economies of scale with shareholders.

E.	Indirect Benefits

The Independent Board Members received and considered information regarding other benefits the respective Fund Adviser or its affiliates may receive as a result of their relationship with the Nuveen funds. The Board considered the compensation that an affiliate of the Adviser received for serving as co-manager in the initial public offerings of new closed-end funds and for serving as an underwriter on shelf offerings of existing closed-end funds. In addition, the Independent Board Members also noted that various sub-advisers (including NAM) may engage in soft dollar transactions pursuant to which they may receive the benefit of research products and other services provided by broker-dealers executing portfolio transactions on behalf of the applicable Nuveen funds. However, the Board noted that any benefits for NAM when transacting in fixed-income securities may be more limited as such securities generally trade on a principal basis and therefore do not generate brokerage commissions. Further, the Board noted that TAL does not participate in soft dollar arrangements with respect to Nuveen fund portfolio transactions.

Based on its review, the Board concluded that any indirect benefits received by a Fund Adviser as a result of its relationship with the Funds were reasonable and within acceptable parameters.

F.	Other Considerations

The Board Members did not identify any single factor discussed previously as all-important or controlling. The Board Members, including the Independent Board Members, concluded that the terms of each Advisory Agreement were fair and reasonable, that the respective Fund Adviser’s fees were reasonable in light of the services provided to each Fund and that the Advisory Agreements be renewed.

Notes

Notes

Nuveen:

Serving Investors for Generations

Since 1898, financial professionals and their clients have relied on Nuveen to provide dependable investment solutions through continued adherence to proven, long-term investing principles. Today, we offer a range of high quality solutions designed to be integral components of a well-diversified core portfolio.

Focused on meeting investor needs.

Nuveen is the investment manager of TIAA. We have grown into one of the world’s premier global asset managers, with specialist knowledge across all major asset classes and particular strength in solutions that provide income for investors and that draw on our expertise in alternatives and responsible investing. Nuveen is driven not only by the independent investment processes across the firm, but also the insights, risk management, analytics and other tools and resources that a truly world-class platform provides. As a global asset manager, our mission is to work in partnership with our clients to create solutions which help them secure their financial future.

Find out how we can help you.

To learn more about how the products and services of Nuveen may be able to help you meet your financial goals, talk to your financial professional, or call us at (800) 257-8787. Please read the information provided carefully before you invest. Investors should consider the investment objective and policies, risk considerations, charges and expenses of any investment carefully. Where applicable, be sure to obtain a prospectus, which contains this and other relevant information. To obtain a prospectus, please contact your securities representative or Nuveen, 333 W. Wacker Dr., Chicago, IL 60606. Please read the prospectus carefully before you invest or send money.

Learn more about Nuveen Funds at: www.nuveen.com/closed-end-funds

Nuveen Securities, LLC, member FINRA and SIPC | 333 West Wacker Drive Chicago, IL 60606 | www.nuveen.com	ESA-E-0621D 1739068-INV-B-08/22

Item 2. Code of Ethics.

Not applicable to this filing.

Item 3. Audit Committee Financial Expert.

Not applicable to this filing.

Item 4. Principal Accountant Fees and Services.

Not applicable to this filing.

Item 5. Audit Committee of Listed Registrants.

Not applicable to this filing.

Item 6. Schedule of Investments.

(a) See Portfolio of Investments in Item 1.

(b) Not applicable.

Item 7. Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies.

Not applicable to this filing.

Item 8. Portfolio Managers of Closed-End Management Investment Companies.

Not applicable to this filing.

Item 9. Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers.

Not applicable.

Item 10. Submission of Matters to a Vote of Security Holders.

There have been no material changes to the procedures by which shareholders may recommend nominees to the registrant’s Board implemented after the registrant last provided disclosure in response to this item.

Item 11. Controls and Procedures.

(a)

The registrant’s principal executive and principal financial officers, or persons performing similar functions, have concluded that the registrant’s disclosure controls and procedures (as defined in Rule 30a-3(c) under the Investment Company Act of 1940, as amended (the “1940 Act”) (17 CFR 270.30a-3(c))) are effective, as of a date within 90 days of the filing date of this report that includes the disclosure required by this paragraph, based on their evaluation of the controls and procedures required by Rule 30a-3(b) under the 1940 Act (17 CFR 270.30a-3(b)) and Rules 13a-15(b) or 15d-15(b) under the Securities Exchange Act of 1934, as amended (the “Exchange Act”) (17 CFR 240.13a-15(b) or 240.15d-15(b)).

(b)

There were no changes in the registrant’s internal control over financial reporting (as defined in Rule 30a-3(d) under the 1940 Act (17 CFR 270.30a-3(d)) that occurred during the period covered by this report that has materially affected, or is reasonably likely to materially affect, the registrant’s internal control over financial reporting.

Item 12. Disclosure of Securities Lending Activities for Closed-End Management Investment Companies.

Not applicable.

Item 13. Exhibits.

File the exhibits listed below as part of this Form.

(a)(1) Any code of ethics, or amendment thereto, that is the subject of the disclosure required by Item 2, to the extent that the registrant intends to satisfy the Item  2 requirements through filing of an exhibit: Not applicable to this filing.

(a)(2) A separate certification for each principal executive officer and principal financial officer of the registrant as required by Rule 30a-2(a) under the 1940 Act (17 CFR 270.30a-2(a)) in the exact form set forth below: See EX-99.CERT attached hereto.

(a)(3) Any written solicitation to purchase securities under Rule 23c-1 under the 1940 Act (17 CFR 270.23c-1) sent or given during the period covered by the report by or on behalf of the registrant to 10 or more persons: Not applicable.

(a)(4) Change in the registrant’s independent public accountant. Not applicable.

(b) If the report is filed under Section  13(a) or 15(d) of the Exchange Act, provide the certifications required by Rule 30a-2 (b) under the 1940 Act (17 CFR 270.30a-2(b)), Rule 13a-14(b) or Rule 15d-14(b) under the Exchange Act (17 CFR 240.13a-14(b) or 240.15d-14(b)), and Section  1350 of Chapter 63 of Title 18 of the United States Code (18 U.S.C. 1350) as an Exhibit. A certification furnished pursuant to this paragraph will not be deemed “filed” for purposes of Section  18 of the Exchange Act (15 U.S.C. 78r), or otherwise subject to the liability of that section. Such certification will not be deemed to be incorporated by reference into any filing under the Securities Act of 1933 or the Exchange Act, except to the extent that the registration specifically incorporates it by reference: See EX-99.906 CERT attached hereto.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

(Registrant) Nuveen Emerging Markets Debt 2022 Target Term Fund

By (Signature and Title)	/s/ Mark L. Winget
Mark L. Winget
Vice President and Secretary

Date: September 2, 2021

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By (Signature and Title)	/s/ David J. Lamb
David J. Lamb
Chief Administrative Officer
(principal executive officer)

Date: September 2, 2021

By (Signature and Title)	/s/ E. Scott Wickerham
E. Scott Wickerham
Vice President and Controller
(principal financial officer)

Date: September 2, 2021